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                                                                   EXHIBIT 10.44


                         RECEIVABLES FINANCING AGREEMENT
                           dated as of August 18, 2000
                                      among
                                  DRIVE BOS LP,
                                   as Borrower
                          DRIVE FINANCIAL SERVICES LP,
                          individually and as Servicer,
                           THE LENDERS PARTIES HERETO,
                                IFA INCORPORATED,
                         as Agent and Collateral Agent,
                                       and
                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                                  as Custodian

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                                Table of Contents
                                   (continued)

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ARTICLE I.  DEFINITIONS......................................................................1
   SECTION 1.1.  Defined Terms...............................................................1
   SECTION 1.2.  Other Definitional Provisions..............................................20
ARTICLE II.  THE FACILITY, ADVANCE PROCEDURES AND NOTE......................................21
   SECTION 2.1.  Facility...................................................................21
   SECTION 2.2.  Advance Procedures.........................................................21
   SECTION 2.3.  Funding....................................................................21
   SECTION 2.4.  Representation and Warranty................................................22
   SECTION 2.5.  Voluntary Termination of Facility; Reduction of Facility Limit.............22
   SECTION 2.6.  Note.......................................................................22
ARTICLE III.  YIELD, FEES, ETC..............................................................22
   SECTION 3.1.  Interest...................................................................22
   SECTION 3.2.  Interest Payment Dates.....................................................22
   SECTION 3.3.  Selection of Interest Periods, etc.........................................23
   SECTION 3.4.  Fees.......................................................................23
   SECTION 3.5.  Computation of Interest and Fees...........................................23
ARTICLE IV.  REPAYMENTS AND PREPAYMENTS.....................................................23
   SECTION 4.1.  Repayments and Prepayments.................................................23
ARTICLE V.  PAYMENTS; TAXES.................................................................24
   SECTION 5.1.  Making of Payments; Taxes..................................................24
   SECTION 5.2.  Application of Certain Payments............................................25
   SECTION 5.3.  Due Date Extension.........................................................25
ARTICLE VI.  INCREASED COSTS, ETC...........................................................26
   SECTION 6.1.  Increased Costs............................................................26
   SECTION 6.2.  Additional Interest on Advances Bearing a Eurodollar Rate..................27
   SECTION 6.3.  Funding Losses.............................................................27
   SECTION 6.4.  Replacement of Affected Person.............................................27
ARTICLE VII.  EFFECTIVENESS; CONDITIONS TO ADVANCES.........................................28
   SECTION 7.1.  Effectiveness..............................................................28
   SECTION 7.2.  Initial Advance............................................................28
   SECTION 7.3.  All Advances...............................................................29
ARTICLE VIII.  ADMINISTRATION AND SERVICING OF RECEIVABLES..................................31
   SECTION 8.1.  Duties of the Servicer.....................................................31
   SECTION 8.2.  Collection of Receivable Payments; Modifications of Receivables; Lockbox...32
   SECTION 8.3.  Realization Upon Receivables...............................................33
   SECTION 8.4.  Insurance..................................................................34
   SECTION 8.5.  Maintenance of Security Interests in Vehicles..............................34
   SECTION 8.6.  Covenants, Representations and Warranties of Servicer......................35
   SECTION 8.7.  Purchase of Receivables Upon Breach of Covenant............................39
   SECTION 8.8.  Total Servicing Fee; Payment of Certain Expenses by Servicer...............39
   SECTION 8.9.  Servicer's Certificate.....................................................39
   SECTION 8.10. Annual Statement as to Compliance; Notice of Servicer Termination Event....40

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                                Table of Contents
                                   (continued)

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   SECTION 8.11. Annual Independent Accountants' Report...................................40
   SECTION 8.12.  Access to Certain Documentation and Information Regarding Receivables...41
   SECTION 8.13.  Monthly Tape............................................................41
   SECTION 8.14.  Insurance...............................................................41
   SECTION 8.15.  Compliance with Laws....................................................41
   SECTION 8.16.  Collecting Lien Certificate.............................................42
   SECTION 8.17.  Purchase of All Receivables.............................................42
   SECTION 8.18.  Weekly Borrowing Base Confirmation......................................42
   SECTION 8.19.  Repurchase upon Breach..................................................42
ARTICLE IX.  ACCOUNTS; PAYMENTS...........................................................42
   SECTION 9.1.  Borrower Accounts........................................................42
   SECTION 9.2.  Servicer Reimbursements..................................................45
   SECTION 9.3.  Application of Collections...............................................45
   SECTION 9.4.  Additional Deposits......................................................45
ARTICLE X.  REPRESENTATIONS AND WARRANTIES OF THE BORROWER................................46
   SECTION 10.1.  Organization and Good Standing..........................................46
   SECTION 10.2.  Due Qualification.......................................................46
   SECTION 10.3.  Power and Authority.....................................................46
   SECTION 10.4.  Security Interest; Binding Obligations..................................46
   SECTION 10.5.  No Violation............................................................47
   SECTION 10.6.  No Proceedings..........................................................47
   SECTION 10.7.  No Consents.............................................................47
   SECTION 10.8.  Chief Executive Office..................................................47
   SECTION 10.9.  Solvency................................................................47
   SECTION 10.10.  Tax Treatment..........................................................47
   SECTION 10.11.  Compliance With Laws...................................................48
   SECTION 10.12.  Taxes..................................................................48
   SECTION 10.13.  Certificates...........................................................48
   SECTION 10.14.  No Liens, Etc..........................................................48
   SECTION 10.15.  Purchase and Sale......................................................48
   SECTION 10.16.  Securities Act of 1933; Investment Company Act of 1940.................49
   SECTION 10.17.  Information True and Correct...........................................49
   SECTION 10.18.  ERISA Compliance.......................................................49
   SECTION 10.19.  Financial or Other Condition...........................................49
   SECTION 10.20.  Investment Company Status..............................................49
   SECTION 10.21.  Eligible Receivables...................................................49
   SECTION 10.22.  Use of Proceeds........................................................49
   SECTION 10.23.  Separate Existence.....................................................49
   SECTION 10.24.  Investments............................................................50
   SECTION 10.25.  Representation and Warranties True and Correct.........................50
   SECTION 10.26.  Transaction Documents..................................................50
   SECTION 10.27.  Ownership of the Borrower..............................................50
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                                Table of Contents
                                   (continued)

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ARTICLE XI.  COVENANTS OF THE BORROWER....................................................50
   SECTION 11.1.  Protection of Security Interest of the Secured Parties..................50
   SECTION 11.2.  Other Liens or Interests................................................51
   SECTION 11.3.  Costs and Expenses......................................................51
   SECTION 11.4.  Reporting Requirements..................................................52
   SECTION 11.5.  Separate Existence......................................................52
   SECTION 11.7.  Tangible Net Worth......................................................53
   SECTION 11.8.  Take-Out Securitization.................................................53
   SECTION 11.9.  Stock, Merger, Consolidation, Etc.......................................54
   SECTION 11.10.  Change in Name.........................................................54
   SECTION 11.11.  Indebtedness; Guarantees...............................................54
   SECTION 11.12.  Limitation on Transactions with Affiliates.............................54
   SECTION 11.13.  Documents..............................................................54
   SECTION 11.14.  Preservation of Existence..............................................54
   SECTION 11.15.  Keeping of Records and Books of Account................................54
   SECTION 11.16.  Accounting Treatment...................................................55
   SECTION 11.17.  Limitation on Investments..............................................55
   SECTION 11.18.  Distributions..........................................................55
ARTICLE XII.  THE SERVICER................................................................55
   SECTION 12.1.  Liability of Servicer...................................................55
   SECTION 12.2.  Merger or Consolidation of, or Assumption of the Obligations of, the
   Servicer...............................................................................55
   SECTION 12.3.  Limitation on Liability of Servicer and Others..........................56
   SECTION 12.4.  Delegation of Duties....................................................56
   SECTION 12.5.  Servicer Not to Resign..................................................57
ARTICLE XIII.  SERVICER TERMINATION EVENTS................................................57
   SECTION 13.1.  Servicer Termination Event..............................................57
   SECTION 13.2.  Appointment of Successor Servicer.......................................59
   SECTION 13.3.  59
ARTICLE XIV.  FACILITY TERMINATION EVENTS; EVENTS.........................................60
   SECTION 14.1.  Facility Termination Events.............................................60
   SECTION 14.2.  Effect of Facility Termination Event....................................61
   SECTION 14.3.  Rights Upon Termination Event...........................................61
ARTICLE XV.  THE AGENT....................................................................61
   SECTION 15.1.  Appointment.............................................................61
   SECTION 15.2.  Delegation of Duties....................................................62
   SECTION 15.3.  Exculpatory Provisions..................................................62
   SECTION 15.4.  Reliance by Agent.......................................................62
   SECTION 15.5.  Action Upon Certain Events; Reports and Notices.........................62
   SECTION 15.6.  Non-Reliance on Agent...................................................63
   SECTION 15.7.  Indemnification.........................................................63
   SECTION 15.8.  Successor Agent.........................................................63
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                                Table of Contents
                                   (continued)
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   SECTION 15.9.  Liability of the Agent..................................................64
   SECTION 15.10.  Agent and Affiliates...................................................65
   SECTION 15.11.  Agent..................................................................65
ARTICLE XVI.  ASSIGNMENTS.................................................................65
   SECTION 16.1.  Restrictions on Assignments.............................................65
   SECTION 16.2.  Documentation...........................................................65
   SECTION 16.3.  Rights of Assignee......................................................65
   SECTION 16.4.  Notice of Assignment....................................................66
   SECTION 16.5.  Registration; Registration of Transfer and Exchange.....................66
   SECTION 16.6.  Mutilated, Destroyed, Lost and Stolen Notes.............................67
   SECTION 16.7.  Persons Deemed Owners...................................................67
   SECTION 16.8.  Cancellation............................................................67
   SECTION 16.9.  Participations; Pledge..................................................67
ARTICLE XVII.  INDEMNIFICATION............................................................68
   SECTION 17.1.  General Indemnity.......................................................68
   SECTION 17.2.  Contribution............................................................70
ARTICLE XVIII.  MISCELLANEOUS.............................................................70
   SECTION 18.1.  No Waiver; Remedies.....................................................70
   SECTION 18.2.  Amendments, Waivers.....................................................70
   SECTION 18.3.  Notices, Etc............................................................71
   SECTION 18.4.  Costs, Expenses and Taxes...............................................71
   SECTION 18.5.  Binding Effect; Survival................................................71
   SECTION 18.6.  Captions and Cross References...........................................72
   SECTION 18.7.  Severability............................................................72
   SECTION 18.8.  GOVERNING LAW...........................................................72
   SECTION 18.9.  Counterparts............................................................72
   SECTION 18.10.  Waiver of Jury Trial...................................................72
   SECTION 18.11.  No Proceedings.........................................................72
   SECTION 18.12.  Limited Recourse to the Lenders........................................73
   SECTION 18.13.  Collateral Agent.......................................................73
   SECTION 18.14.  Custodian..............................................................73
   SECTION 18.15.  Third Party Beneficiary................................................73
   SECTION 18.16.  Entire Agreement.......................................................74
   SECTION 18.17.  Confidentiality........................................................74
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                         RECEIVABLES FINANCING AGREEMENT

        THIS RECEIVABLES FINANCING AGREEMENT is made and entered into as of August 18, 2000, among DRIVE BOS LP, a Delaware limited partnership (the "Borrower"), DRIVE FINANCIAL SERVICES LP, a Delaware limited partnership, in its individual capacity ("Drive") and as Initial Servicer, each LENDER (as hereinafter defined) FROM TIME TO TIME PARTY HERETO, IFA INCORPORATED ("IFA"), as agent (in such capacity, the "Agent") for the Lenders (as hereinafter defined) and as Collateral Agent (in such capacity, the "Collateral Agent"), and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as Custodian.

                                   BACKGROUND

                1. The Borrower desires that the Lenders extend financing to the Borrower on the terms and conditions set forth herein.

                2. The Lenders are willing to provide such financing on the terms and conditions set forth in this Agreement.

        NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                                  ARTICLE III.
                                   DEFINITIONS

        SECTION 3.1. Defined Terms. As used in this Agreement, the following terms have the following meanings:

        "Accountants' Report" has the meaning set forth in Section 8.11.

        "Accounting Date" means (a) the last day of a Collection Period and (b) with respect to a Distribution Date or Determination Date, the last day of the Collection Period preceding such Distribution Date or Determination Date (such date being referred to as the "related Accounting Date" with respect to such Distribution Date or Determination Date).

        "Advance" means any amount disbursed by any Lender to the Borrower under this Agreement.

        "Advance Date" means the date any Advance is made under Section 2.3.

        "Advance Request" has the meaning set forth in Section 2.2.

        "Adverse Claim" means any claim of ownership or any lien, security interest, title retention, trust or other charge or encumbrance, or other type of preferential arrangement having the effect or purpose of creating a lien or security interest, other than the security interest created under the Security Agreement.

        "Affected Person" has the meaning set forth in Section 6.1(a).

        "Affiliate" of any Person means any other Person that directly or indirectly controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any employee benefit plan). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power

        (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing partners; or

        (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.
The word "Affiliated" has a correlative meaning.

        "Agent" has the meaning set forth in the Preamble.

        "Agent's Account" has the meaning set forth in Section 5.1(a).

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        "Aggregate Outstanding Principal Balance" means, with respect to any group of Receivables as of any date, the sum of the outstanding Principal Balances of all such Receivables as at 11:59 p.m. on the immediately preceding day.

        "Agreement" shall mean this Receivables Financing Agreement, as it may be amended, supplemented or otherwise modified from time to time.

        "Alternate Base Rate" means a fluctuating rate per annum as shall be in effect from time to time, which rate shall be at all times equal to the higher of:

        (d) 1.5% below the rate of interest announced publicly by Bank of Scotland ("BOS") in New York, New York, from time to time as BOS's base, prime or reference rate for U.S. domestic commercial loans in Dollars; and

            (e)1/2 of one percent above the Federal Funds Rate.

        "Amount Financed" means, with respect to a Receivable, the "amount financed" within the meaning of the Federal Truth-in-Lending Act, which is the aggregate amount of credit initially extended under such Receivable toward the purchase price of the related Financed Vehicle and related costs, including amounts of credit extended in respect of accessories, insurance premiums, service and warranty policies or contracts and other items customarily financed as part of motor vehicle retail installment contracts [excluding any amount allocable to the premium of force-placed physical damage insurance covering the Financed Vehicle.].

        "Annual Percentage Rate" or "APR" means, with respect to a Receivable, the rate per annum of finance charges stated in such Receivable as the "annual percentage rate" (within the meaning of the Federal Truth-in-Lending Act). If, after the Purchase Date for such Receivable, the rate per annum with respect to a Receivable as of the Purchase Date is reduced as a result of (i) an insolvency proceeding involving the relevant Obligor or (ii) pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, the "Annual Percentage Rate" or "APR" shall refer to such reduced rate.

        "Article 8" means UCC, Revised Article 8, Investment Securities (with conforming and miscellaneous amendments to Articles 1, 3, 4, 5, 9 and 10), 1994 Official Text, as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws. Unless the context requires otherwise, "Article 8" means such version in the form in which it is adopted in the applicable jurisdiction.

        "Average Servicing Portfolio" means as of any date, the average of the Servicing Portfolio for the three preceding Collection Periods.

        "Bank Rate" for any Advance means a rate per annum equal to 1% per annum above the Eurodollar Rate for each Advance or portion thereof; provided, however, that in the case of

                        (1) any Interest Period on or after the first day of which a Lender shall have notified the Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender to fund such Advance at the Bank Rate set forth above (and such Lender shall not have subsequently

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
                                notified the Agent that such circumstances no longer exist),

                        (2) any Interest Period of one to (and including) 29 days, in the event the Eurodollar Rate is not reasonably available to the Agent for such a Interest Period, or

                        (3) any Interest Period for an Advance the principal amount of which is less than $1,000,000,

the "Bank Rate" shall be a rate per annum equal to the Alternate Base Rate from time to time in effect during such Interest Period.

        "Bankruptcy Code" means the Bankruptcy Code, 11 U.S.C.ss. 101, et seq., as amended.

        "Basic Servicing Fee" means, with respect to any Distribution Date, the fee payable to the Servicer for services rendered during the related Collection Period, which shall be equal to one-twelfth of the Servicing Fee Rate multiplied by the average Aggregate Outstanding Principal Balance of Transferred Receivables for each day during the related Collection Period and, with respect to any successor Servicer, the amounts specified in Section 13.3 to the extent not paid by the original Servicer.

        "Borrower" has the meaning set forth in the Preamble.

        "Borrower Account Collateral" has the meaning set forth in Section 3(c) of the Security Agreement.

        "Borrower Assigned Agreements" has the meaning set forth in Section 3(b) of the Security Agreement.

        "Borrower Collateral" has the meaning set forth in Section 3 of the Security Agreement.

        "Borrowing Base" means, on any day, the excess of (a) an amount equal to
(i) the Eligible Receivables Balance as of the last Weekly Pool Report Date or, if such day is a Weekly Pool Report Date, as of such day, plus (ii) an amount equal to the Aggregate Outstanding Principal Balance of all Eligible Receivables purchased or originated by Drive and transferred to the Borrower since the Business Day preceding the last Weekly Pool Report Date, plus (iii) the amount on deposit in the Collection Account which represents principal collections on Transferred Receivables as of the last Weekly Pool Report Date or, if such day is a Weekly Pool Report Date, as of such day, plus (iv) the amount on deposit in the Collateral Account on such day or, if such day is a Weekly Pool Report Date, the Business Day preceding such day; over (b) the Required Holdback as of such date; provided, however, that for the period from the Closing date until the earlier of (x) the 30th day after the Closing Date and (y) the date the Borrower first acquires a Receivable, the Borrowing Base shall be $5,000,000.

        "Borrowing Base Confirmation" has the meaning set forth in Section
7.3(g).

        "Borrowing Base Deficiency" has the meaning set forth in Section
14.1(e).

         "Business Day" shall mean any day on which (a) commercial banks in New York City are not authorized or required to be closed, and (b) in the case of a Business Day which relates to a Eurodollar Advance, dealings are carried on in the London interbank Eurodollar market.

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
        "Certificated Security" has the meaning set forth in Section 8-102(a)(4) of Article 8.

        "Closing Date" means the Effective Date.

        "Collateral Account" means the account designated as the Collateral Account in, and which is established and maintained pursuant to, Section 9.1(a).

        "Collateral Agent" means IFA Incorporated solely in its capacity as Collateral Agent, together with its permitted successors and assigns in such capacity.

        "Collateral Receipt" means a Custodian's Acknowledgment in the form of
Exhibit 2 to the Custodian Agreement.

        "Collection Account" means the account designated as the Collection Account in, and which is established and maintained pursuant to, Section 9.1(a).

        "Collection Period" means any calendar month and, with respect to a Determination Date or a Distribution Date, the calendar month preceding the month in which such Determination Date or Distribution Date occurs (such calendar month being referred to as the "related" Collection Period with respect to such Determination Date or Distribution Date) or, in the case of the initial Distribution Date and Determination Date, the period commencing at the opening of business on the Closing Date and ending at the end of the calendar month in which the Closing Date occurs. Any amount stated "as of the close of business of the last day of a Collection Period" shall give effect to the following calculations as determined as of the end of the day on such last day: (i) all applications of collections on the Transferred Receivables and Purchase Amounts, and (ii) all distributions.

        "Collection Records" means all manually prepared or computer generated records relating to collection efforts or payment histories with respect to the Transferred Receivables.

        "Commitment" means, for any Lender, the maximum amount of such Lender's commitment to fund Advances hereunder, as set forth on the signature pages hereto or in the assignment documentation by which such Lender became a party to this Agreement or assumed the Commitment (or a portion thereof) of another Lender, as such amount may be adjusted from time to time pursuant to Section 2.5 or pursuant to assignment documentation executed by such Lender and its assignee and delivered pursuant to Section 16.2 of this Agreement.

        "Commitment Percentage" means, for a Lender, such Lender's Commitment as a percentage of the aggregate Commitments of all Lenders.

        "Commitment Termination Date" means August 17, 2001, as such date may be extended from time to time as mutually agreed in writing between the Borrower, the Servicer, the Agent and the Lenders.

        "Computer Tape" means the computer tape or diskette generated on behalf of the Borrower which provides information relating to the Transferred Receivables and which was used by the Borrower and Drive in selecting the Transferred Receivables conveyed to the Borrower under the Receivables Purchase Agreement.

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
        "Contingent Liability" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum outstanding principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.

        "Control": with respect to any Federal Book Entry Security, the Collateral Agent shall have obtained control if:

                (i) the Collateral Agent is a participant in the book entry system maintained by the Federal Reserve Bank that is acting as fiscal agent for the issuer of such Federal Book Entry Security, and such Federal Reserve Bank has indicated by book entry that such Federal Book Entry Security has been credited to the Collateral Agent's securities account in such book entry system; or

                (ii) (a) the Collateral Agent (1) is registered on the records of a Securities Intermediary as the person having a Securities Entitlement in respect of such Federal Book Entry Security against such Securities Intermediary; or (2) has obtained the agreement, in writing, of the Securities Intermediary for such Securities Entitlement that such Securities Intermediary will comply with Entitlement Orders of the Collateral Agent without further consent of any other Person; and (b) the Securities Intermediary is a participant in the book entry system maintained by the Federal Reserve Bank that is acting as fiscal agent for the issuer of such Federal Book Entry Security; and (c) such Federal Reserve Bank has indicated by book entry that such Federal Book Entry Security has been credited to the Securities Intermediary's securities account in such book entry system.

        "Cram Down Loss" means, with respect to a Receivable, if a court of appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the amount owed on such Receivable or otherwise modifying or restructuring the Scheduled Payments to be made on such Receivable, an amount equal to the excess of the principal balance of such Receivable immediately prior to such order, minus the principal balance of such Receivable as so reduced. A "Cram Down Loss" shall be deemed to have occurred on the date of issuance of such order.

        "Custodian" means Wells Fargo Bank Minnesota, National Association solely in its capacity as Custodian, together with its permitted successors and assigns in such capacity.

        "Custodian Agreement" means the Custodian Agreement dated as of August 18, 2000 among the Custodian, the Collateral Agent, the Borrower and Drive, individually and as Servicer, including all permitted amendments, modifications and supplements thereto.

        "Custodian Fee Letter" means (a) that certain schedule of fees of Wells Fargo Bank Minnesota, National Association acknowledged by Drive and the Borrower, and consented to by the Agent, as the same may be amended, supplemented or otherwise modified by the parties thereto with the consent of the Agent and (b) any letter agreement(s) or schedule of fees entered

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

into by Drive and the Borrower, with the consent of the Agent, with a substitute Custodian in replacement of the schedule of fees referred to in clause (a) above relating to fees payable to such substitute Custodian.

        "Cut-Off Date" means, with respect to a Receivable, the Initial Cut-Off Date or the Subsequent Cut-Off Date applicable to such Receivable.

        "Dealer" means a seller of new or used automobiles, light trucks or sport utility vehicles that originated one or more of the Receivables and sold the respective Receivable, directly or indirectly, to Drive under a Dealer Agreement or Dealer Assignment.

        "Dealer Agreement" means an agreement by and among Drive and a Dealer relating to the sale of retail installment contracts to Drive and all documents and instruments relating thereto.

        "Dealer Assignment" means, with respect to a Receivable, the assignment executed by a Dealer conveying such Receivable to Drive.

        "Default Rate" means a rate per annum equal to the Alternate Base Rate (but not less than the Interest (if any) in effect for the related monetary obligation), plus a margin of 4%.

        "Defaulted Receivable" means a Receivable with respect to which (i) 50% or more of a Scheduled Payment is more than 60 days past due or (ii) the related Financed Vehicle has been repossessed and the mandatory redemption period with respect thereto has expired.

        "Delinquent Receivable" means a Receivable with respect to which 50% or more of a Scheduled Payment is more than 30 days past due and excluding Defaulted Receivables.

        "Delivery": when used with respect to Borrower Account Collateral, "Delivery" means:

                (i) with respect to Physical Property, transfer thereof to the Collateral Agent or its nominee or custodian by physical delivery to the Collateral Agent or its nominee or custodian endorsed to, or registered in the name of, the Collateral Agent or its nominee or custodian or endorsed in blank;

                (ii) with respect to a Certificated Security, transfer of such Certificated Security to the Collateral Agent or its nominee or custodian by physical delivery to the Collateral Agent or its nominee or custodian, endorsed to, or registered in the name of, the Collateral Agent or its nominee or custodian or endorsed in blank; or

                (iii) with respect to any such Borrower Account Collateral that constitutes an Uncertificated Security (including any investments in money market mutual funds, but excluding any Federal Book Entry Security), (A) registration of the Collateral Agent as the registered owner by the issuer, or (B) satisfaction of the requirements for obtaining "control" pursuant to Section 8-106(c)(2) of Article 8.

        "Determination Date" means, with respect to a Collection Period, the 12th day of the succeeding calendar month, or if such 12th day is not a Business Day, the next preceding Business Day.

        "Distribution Date" means the 15th day of each calendar month, or if such 15th day is not a Business Day, the next succeeding Business Day, commencing September 15, 2000.

        "Dollar(s)" and the sign "$" mean lawful money of the United States of America.

        "Drive" has the meaning set forth in the Preamble.

        "Effective Date" has the meaning set forth in Section 7.1.

        "Electronic Ledger" means the electronic master record of the retail installment contracts of the Servicer.

        "Eligible Account" means (i) a segregated trust account or (ii) a segregated direct deposit account, in each case, maintained with a depository institution or trust company organized under the laws of the United States of America, or any of the States thereof, or the District of Columbia, having a certificate of deposit, short term deposit or commercial paper rating of at least A1 by Standard & Poor's and P1 by Moody's. In either case, such depository institution or trust company shall have been approved by the Agent, acting in its discretion, by written notice to the Servicer. IFA Incorporated and BOS are each deemed to be an acceptable institution to the Agent.

        "Eligible Assignee" has the meaning set forth in Section 16.1.

        "Eligible Receivable" means a Receivable as to which the representations and warranties set forth on Exhibit C are true and correct. For purposes of this definition and the calculation of the Borrowing Base, the eligibility of Receivables will be determined from time to time, such that a Receivable that was an Eligible Receivable at one time but that subsequently fails to meet all applicable eligibility requirements will no longer be an Eligible Receivable (unless and until it again meets all applicable eligibility requirements).

        "Eligible Receivables Balance" means, as of any date, the Aggregate Outstanding Principal Balance of all Transferred Receivables which are Eligible Receivables on such day of determination.

        "Eligible Servicer" means Drive or another Person which at the time of its appointment as Servicer (i) is servicing a portfolio of motor vehicle retail installment contracts and/or motor vehicle installment loans, (ii) is legally qualified and has the capacity to service the Transferred Receivables, (iii) has demonstrated the ability to service a portfolio of motor vehicle retail installment contracts and/or motor vehicle installment loans similar to the Transferred Receivables with reasonable skill and care, (iv) is qualified and entitled to use, pursuant to a license or other written agreement, and agrees to maintain the confidentiality of, the software which the Servicer uses in connection with performing its duties and responsibilities under this Agreement or otherwise has available software which is adequate to perform its duties and responsibilities under this Agreement, and (v) has been approved by the Required Lenders.

        "Entitlement Order" has the meaning set forth in Section 8-102(a)(8) of
Article 8.

        "ERISA" means the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time.

        "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

        "Eurodollar Advance" means any Advance (or portion thereof) that bears Interest at the Eurodollar Rate.

        "Eurodollar Rate" means, for any Interest Period, [a rate per annum equal to the rate for deposits in Dollars for a term equal to such Interest Period (commencing on the first day of such Interest Period) which appears on Telerate Page 3750 as of 11:00 A.M. (London time) on the second Business Day prior to the commencement of such Interest Period. If such rate does not appear on Telerate Page 3750, a rate per annum at which deposits in Dollars are offered by the principal office of BOS in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to the principal amount of the Advance associated with such Interest Period on such first day and for a period equal to such Interest Period.]

        "Eurodollar Rate Reserve Percentage" of any Lender for any Interest Period in respect of which Interest is computed by reference to the Eurodollar Rate means the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) (or if more than one such percentage shall be applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Lender with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the yield rate on Eurocurrency Liabilities is determined) having a term equal to such Interest Period.

        "Executive Officer" means, with respect to any corporation, the President, Chief Financial Officer or any Vice President.

        "Facility" has the meaning set forth in Section 2.1.

        "Facility Limit" means, on any day, the lesser of (x) $100,000,000 and
(y) the Total Commitment in effect on such day, as such amount may be reduced pursuant to Section 2.5. References to the unused portion of the Facility Limit shall mean, at any time, the Facility Limit, as then increased or reduced pursuant to Section 2.5, minus the sum of the then outstanding principal amount of Advances under this Agreement.

        "Facility Termination Date" means the earliest to occur of (i) the date of any termination of the Facility, in whole, by the Borrower pursuant to
Section 2.5, (ii) the effective date on which the Facility is terminated pursuant to Section 14.2, and (iii) the Commitment Termination Date.

        "Facility Termination Event" means any of the events described in
Section 14.1.

        "Federal Book Entry Security" means an obligation (i) issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association, or any other direct obligation of, or obligation fully guaranteed as to timely payment or principal and interest by, the United States of America, that is a book-entry security held through the Federal Reserve System pursuant to Federal book entry regulations, and (ii) the perfection of a security interest in which is governed pursuant to federal regulations by
Article 8.

        "Federal Funds Rate" means, for any period, a fluctuating rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business

Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.

        "Final Scheduled Payment Date" means the Distribution Date occurring in the 72nd month following the Facility Termination Date.

        "Financed Vehicle" means any new or used automobile, light duty truck, van, minivan or sport utility vehicle, together with all accessories, additions and parts constituting a part thereof and all accessions thereto securing, or purporting to secure, an Obligor's indebtedness under a Receivable.

        "Financial Asset" has the meaning set forth in Section 8-102(a)(9) of
Article 8.

        "GAAP" means generally accepted accounting principles in the United States, which are applicable to the circumstances as of any date of determination.

        "IFA" has the meaning set forth in the Preamble.

        "Indebtedness" of any Person means, without duplication:

                (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

                (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

                (c) all obligations of such Person as lessee under leases that have been or should be, in accordance with GAAP, recorded as capitalized lease liabilities;

                (d) all other items that, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined;

                (e) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services, and indebtedness (excluding prepaid interest thereon) secured by a lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; and

                (f) all Contingent Liabilities of such Person in respect of any of the foregoing.

        "Indemnified Amounts" has the meaning set forth in Section 17.1.

        "Indemnified Party" has the meaning set forth in Section 17.1.

        "Independent Accountants" has the meaning set forth in Section 8.11.

        "Initial Advance Date" means the date the first Advance is made hereunder.

        "Initial Cutoff Date" means the close of business on any day at least one Business Day but not more than thirty days before the Initial Advance Date.

        "Initial Receivables" means the Receivables listed on the Schedule of Receivables on the Initial Advance Date.
                                           - 9 -

        "Insolvency Event" means, with respect to any Person, (a) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, or the commencement of an involuntary case under the federal bankruptcy laws, as now or hereinafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law and such case is not dismissed within 60 days; or (b) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

        "Instruments" has the meaning set forth in Section 9-105(l)(i) of
Article 8.

        "Insurance Policy" means, with respect to a Receivable, any insurance policy benefiting the holder of the Receivable and providing loss or physical damage, credit life, accident and health, theft, mechanical breakdown or similar coverage with respect to the Financed Vehicle or the related Obligor.

        "Intercreditor Agreement" means the Intercreditor and Master Collection Account Agreement by and among the Lockbox Processor, Wells Fargo Bank Minnesota, National Association, as Master Collection Account Agent, the Servicer, the Collateral Agent, Bank of America, N.A., Chase Bank of Texas, and certain other parties, as the same may from time to time amended, supplemented, restated, replaced or otherwise modified.

        "Interest Period" means with respect to any Advance (or portion thereof):

                (a) the period commencing on the date of the initial funding of such Advance (or such portion) and one, two, three or six months thereafter as the Borrower shall select in accordance with Section 3.3(b), after consultation with the Agent; and

                (b) thereafter, each period commencing on the last day of the immediately preceding Interest Period for such Advance (or such portion) and ending one, two, three or six months thereafter as the Borrower shall then select in accordance with Section 3.3(b), after consultation with the Agent;

provided, however, that:

                     (i) the Borrower must deliver written notice to the Agent
              not later than 12:00 noon (New York City time) on the second Business Day preceding the first day of such Interest Period;

                     (ii) any such Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day (unless the succeeding Business Day is in a different calendar month, in which case such Interest Period shall instead be shortened to the next preceding Business Day); and

                       (iii) if any Interest Period for any Advance that
               commences before the Facility Termination Date would otherwise end on a date occurring after the Facility Termination Date, such Interest Period shall end on the Facility Termination Date and the duration of each such Interest Period that commences on or after the Facility Termination Date, if any, shall be of such duration as shall be selected by the Agent.

        "Investment Property" has the meaning set forth in Section 9-115(1)(f) of Article 8.

        "Investor" means (i) all Lenders, (ii) all other owners by assignment or participation of an Advance and, to the extent of the undivided interests so purchased, all Participants (in accordance with Section 16.9), and (iii) the Agent and any subsequent holder of any Note (in accordance with Section 16.5).

        "Lender" means each financial institution party hereto, and any assignee of such Lender pursuant to Article XVI to the extent such assignee has assumed a portion of the Commitment of such Lender.

        "Lien" means any security interest, lien, charge, pledge, preference, equity or encumbrance of any kind, including tax liens, mechanics' liens and any liens that attach by operation of law.

        "Lien Certificate" means, with respect to a Financed Vehicle, an original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable state to a secured party which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title. In any jurisdiction in which the original certificate of title is required to be given to the Obligor, the term "Lien Certificate" shall mean only a certificate or notification issued to a secured party.

        "Liquidated Receivable" means, with respect to any Collection Period, a Receivable as to which the earliest of any of the following events has occurred
(i) the related Financed Vehicle has been repossessed and sold by the Servicer,
(ii) at least 50% of any Scheduled Payment has become 121 or more days delinquent, or (iii) the Servicer has determined in good faith that all amounts it expects to recover with respect thereto have been received. Any Receivable that becomes a Purchased Receivable on or before the related Determination Date shall not be a Liquidated Receivable.

        "Liquidation Proceeds" means, with respect to a Liquidated Receivable, all amounts realized with respect to such net of (i) reasonable expenses of the Servicer incurred in connection with the collection of such Receivable and the repossession and disposition of the related Financed Vehicle and (ii) amounts that are required to be refunded to the Obligor on such Receivable; provided, however, that the Liquidation Proceeds with respect to any Receivable shall in no event be less than zero.

        "Lockbox Processor" means Regulus West LLC or any other lockbox processor named by the Servicer and acceptable to the Agent.

        "Master Collection Account" has the meaning given such term in Section 8.2(d).

        "Monthly Records" means all records and data maintained by the Servicer with respect to the Transferred Receivables and the Obligors, including the following with respect to each

Transferred Receivable: the account number; the originating Dealer; Obligor name; Obligor address; Obligor home phone number; Obligor business phone number (if any); original Amount Financed or Principal Balance; original total of payments; original term; Annual Percentage Rate; current Principal Balance; current remaining term; contract origination date; first payment date; final scheduled payment date; next payment due date; collateral description; days currently delinquent; new/used classification; amount of Scheduled Payment; and past due late charges, if any.

        "Moody's" means Moody's Investors Service, Inc., or any successor thereto.

        "Note" means a promissory grid note, in the form of Exhibit B.

        "Note Register" has the meaning set forth in Section 16.5(a).

        "Note Registrar" has the meaning set forth in Section 16.5(a).

        "Obligations" means all obligations (monetary or otherwise) of the Borrower to the Investors, the Collateral Agent, the Custodian, the Agent or any other Affected Person arising under or in connection with this Agreement, any Note and each other Transaction Document.

        "Obligor" means a Person obligated to make payments with respect to a Transferred Receivable.

        "Officer's Certificate" means a certificate signed by an Executive Officer.

        "Official Body" means any government or political subdivision or any agency, authority, regulatory body, bureau, central bank, commission, department or instrumentality of any such government or political subdivision, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

        "Opinion of Counsel" means a written opinion of independent counsel reasonably acceptable in form and substance and from counsel acceptable to the Agent and, if such opinion or a copy thereof is required to be delivered to the Collateral Agent, reasonably acceptable (as to form and substance) to the Collateral Agent.

        "Parent Guarantee" means the Guarantee dated as of the date hereof made by Drive in favor of the Agent, including all amendments, modifications and supplements thereto.

        "Parent Pledge Agreement" means the Pledge Agreement dated as of the date hereof made by Drive in favor of the Agent, including all amendments, modifications and supplements thereto.

        "Parent Security Agreement" means the Security Agreement dated as of the date hereof made by Drive in favor of the Agent, including all amendments, modifications and supplements thereto.

        "Participant" has the meaning set forth in Section 16.9.

        "Permitted Investment" means, at any time:

                (a) direct interest-bearing obligations of, and interest-bearing obligations guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality of the United States, the obligations of which are backed by the full faith and credit of the United States;

                (b) demand or time deposits in, certificates of deposit of, demand notes of, or bankers' acceptances issued by any depository institution or trust company organized under the laws of the United States or any State thereof (including any federal or state branch or agency of a foreign depository institution or trust company) and subject to supervision and examination by federal and/or state banking authorities (including, if applicable, the Collateral Agent, the Agent or any agent thereof acting in its commercial capacity); provided that the short-term unsecured debt obligations of such depository institution or trust company at the time of such investment, or contractual commitment providing for such investment, are rated at least "A-1" by Standard & Poor's and "P-1" by Moody's;

                (c) repurchase obligations pursuant to a written agreement (i) with respect to any obligation described in clause (a) above, where the Collateral Agent has taken actual or constructive delivery of such obligation in accordance with Article IX of this Agreement, and (ii) entered into with (x) BOS or IFA or (y) the corporate trust department of a depository institution or trust company organized under the laws of the United States or any State thereof, the deposits of which are insured by the Federal Deposit Insurance Corporation and the short-term unsecured debt obligations of which are rated at least "A-1" by Standard & Poor's and "P-1" by Moody's (including, if applicable, the Collateral Agent, the Agent or any agent thereof acting in its commercial capacity);

                (d) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any State whose long-term unsecured debt obligations are assigned one of the two highest long-term ratings by each Rating Agency at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Permitted Investments to the extent that an investment therein will cause the then outstanding principal amount of securities issued by such corporation and held in the Collection Account and the Collateral Account to exceed 10% of the value of Permitted Investments held in such accounts (with Permitted Investments held in such accounts valued at par);

                (e) commercial paper that (i) is payable in United States dollars and (ii) is rated at least "A-1" by Standard & Poor's and "P-1" by Moody's;

                (f) units of money market funds rated in the highest credit rating category by each Rating Agency; or

                (g) any other demand or time deposit, obligation, security or investment (including, without limitation, a hedging arrangement) as may be acceptable to the Agent and the Agent, as evidenced by a writing to that effect.

Permitted Investments may be purchased by or through the Collateral Agent or any of its Affiliates. All Permitted Investments shall be held in the name of the Collateral Agent. No Permitted Investment shall have a "r" highlighter affixed to its Standard & Poor's rating.

        "Permitted Lien" means (i) the Lien in favor of the Collateral Agent for the benefit of the Secured Parties and (ii) the restrictions on transferability imposed by the Transaction Documents.

        "Person" means an individual, partnership, corporation (including a business trust), joint stock company, limited liability company, trust, unincorporated association, joint venture, government or any agency or political subdivision thereof or any other entity.

        "Physical Property" means personal property constituting Instruments, including bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that are susceptible of physical delivery.

        "Portfolio Net Losses" means with respect to any Collection Period, the aggregate amount of gross charge-offs of Receivables in the Servicing Portfolio during such Collection Period net of all Liquidation Proceeds with respect to any such Receivables (including post- disposition amounts received on previously charged-off Receivables).

        "Portfolio Net Loss Ratio" means, as of any date, a fraction, expressed as a percentage, the numerator of which equals the product of 4.0 times the sum of the Portfolio Net Losses for the three (3) preceding Collection Periods and the denominator of which equals the Average Servicing Portfolio as of such date. The Portfolio Net Loss Ratio shall be determined on each Determination Date and shall remain in effect until recalculated on the next succeeding Determination Date.

        "Pre-Computed Receivable" means any Receivable under which the portion of a payment allocable to earned interest (which may be referred to in the related Receivable as an add-on finance charge) and the portion allocable to the Amount Financed is determined according to the sum of periodic balances or the sum of monthly balances or any equivalent method or are monthly actuarial receivables.

        "Preference Amount" means any amounts previously distributed to an Investor that are recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy with respect to Drive or the Borrower pursuant to the U.S. Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

        "Principal Balance" means, with respect to any Receivable, as of any date, (i) in the case of a Pre-Computed Receivable, the payoff balance of such Receivable computed as set forth in such Receivable minus any Cram Down Loss in respect of such Receivable, and (ii) in the case of a Simple Interest Receivable, the Amount Financed minus that portion of all payments (including all Scheduled Payments and any prepayments in full or partial prepayment) received on or prior to such date and allocable to principal in accordance with the simple interest method minus any Cram Down Loss in respect of such Receivable.

        "Property" has the meaning set forth in the Receivables Purchase Agreement.

        "Purchase Amount" means, with respect to a Receivable, the Principal Balance and all accrued and unpaid interest on such Receivable as of the date as of which such Receivable is to be purchased.

        "Purchase Date" means, with respect to a Receivable, the date on which such Receivable is sold or contributed to the Borrower pursuant to the Receivables Purchase Agreement.

        "Purchased Receivable" means, with respect to any Collection Period, any Receivable as to which the Purchase Amount has been deposited in the Collection Account by or on behalf of the Borrower or the Servicer, as applicable, on or before the related Determination Date and any Receivable purchased by the Servicer or Drive pursuant to Section 8.7, 8.17 or 8.19 as to which the Purchase Amount has been deposited in the Collection Account by or on behalf of the Servicer or Drive, as the case may be.

        "Rating Agencies" means Standard & Poor's and Moody's.

        "Receivable" means a retail installment contract or loan or any other similar document acceptable to the Agent (and related security agreement) for a new or used automobile, light truck or sports utility vehicle (and all accessories thereto), and all rights and obligations under such a contract or loan.

        "Receivable Collateral" means the Transferred Receivables together with the other Property.

        "Receivable File" means, with respect to each Transferred Receivable:

                (a) the fully executed original of such Receivable (together with any agreements modifying such Receivable, including, without limitation, any extension agreements provided that the Collateral Agent shall not have to certify the receipt of any such agreements modifying or extending the Receivable);

                (b) the original credit application, or a copy thereof, of each Obligor; and

                (c) a copy of the original Lien Certificate (when received) and a copy of any such other documents, if any, that Drive keeps on file in accordance with its customary procedures indicating that the Financed Vehicle is owned by the Obligor and subject to the interest of Drive as first lienholder or secured party (including any Lien Certificate received by Drive), or, if such original Lien Certificate has not yet been received, a copy of the application therefor, if any, showing Drive as secured party.

        "Receivables Purchase Agreement" means the Master Purchase Agreement, dated as of August 18, 2000, by and between the Borrower and Drive.

        "Record Date" means, with respect to any Determination Date or Distribution Date, the last day of the immediately preceding calendar month.

        "Registrar of Titles" means, with respect to any state, the Official Body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

        "Required Holdback" means, as of any date, the product of (1) the Required Percentage and (2) the sum of (x) the Aggregate Outstanding Principal Balance of Transferred Receivables which are Eligible Receivables on such date plus (y) the amount on deposit in the Collection Account on such date.

        "Required Lenders" means, at any time, Lenders having Commitments or, if no Commitments are in effect, Advances, aggregating at least 51% of the Total Commitment or Advances (as the case may be).

        "Required Percentage" means 10% or, upon written notice given by the Borrower to the other parties under this Agreement, such other higher or lower rate agreed to by the Borrower and the Agent from time to time.

        "Responsible Officer" means, with respect to any Person that is not an individual, the President, any Vice-President or Assistant Vice-President, Corporate Trust Officer or the Controller of such Person, or any other officer or employee having similar functions.

        "Schedule of Receivables" means the schedule of all retail installment contracts sold and transferred to the Borrower on the Initial Advance Date attached to the Receivables Purchase Agreement as Schedule A, as supplemented by each Schedule of Subsequent Receivables, as each may be amended from time to time, including to remove Purchased Receivables.

        "Schedule of Subsequent Receivables" means on any date, the schedule of all retail installment contracts sold and transferred to the Borrower pursuant to the Receivables Purchase Agreement on such date and shall supplement the Schedule of Receivables.

        "Scheduled Payment" means, with respect to any Collection Period for any Receivable, the amount set forth in such Receivable as required to be paid by the Obligor thereon in such Collection Period. If, after the applicable Purchase Date, the Obligor's obligation under a Receivable with respect to a Collection Period has been modified so as to differ from the amount specified in such Receivable as a result of (i) the order of a court in an insolvency proceeding involving the Obligor, (ii) the Soldiers' and Sailors' Civil Relief Act of 1940 or (iii) modifications or extensions of the Receivable permitted by Section 8.2(b) or 8.2(c), the Scheduled Payment with respect to such Collection Period shall refer to the Obligor's payment obligation with respect to such Collection Period as so modified.

        "Secured Parties" means, collectively, the Agent, each Lender, the Collateral Agent, each other Affected Person and their respective successors and assigns.

        "Securities Account" has the meaning set forth in Section 8-501(a) of
Article 8.

        "Securities Entitlement" has the meaning set forth in Section 8-102(a)(17) of Article 8.

        "Securities Intermediary" has the meaning set forth in Section 8-102(a)(14) of Article 8.

        "Security Agreement" means the Security and Collateral Agent Agreement dated as of the date hereof among the Agent, the Collateral Agent, Drive and the Borrower, including all amendments, modifications and supplements thereto.

        "Seller" means Drive in its capacity as the Seller under the Receivables Purchase Agreement.

        "Servicer" means Drive or, as applicable, any successor servicer appointed pursuant to Section 13.3.

        "Servicer Delinquency Ratio" means, as of the last day of a Collection Period, the ratio, expressed as a percentage, computed by dividing (i) the Aggregate Outstanding Principal Balance on such date of each Receivable in the Servicing Portfolio which is a Delinquent Receivable by

(ii) the Aggregate Outstanding Principal Balance of all Receivables in the Servicing Portfolio on the last day of such Collection Period.

        "Servicer Termination Event" has the meaning set forth in Section 13.1.

        "Servicer's Certificate" means, with respect to each Determination Date, a certificate, completed by and executed on behalf of the Servicer, in accordance with Section 8.9, substantially in the form attached hereto as Exhibit E.

        "Servicing Fee Rate" means 3.0%, or, following a Servicer Termination Event, such higher rate as may be payable at such time to a successor Servicer.

        "Servicing Portfolio" means as of any date, the Aggregate Outstanding Principal Balance of all Receivables (whether or not thereafter sold or disposed of) which are serviced by the Servicer or any of its Affiliates at such time.

        "Servicing Procedures Manual" means Drive's written credit, servicing and collections procedures delivered to the Agent prior to the Closing Date, as amended from time to time in accordance herewith.

        "Settlement Date" means, with respect to any Advance, (x) each Distribution Date, (y) at the option of the Agent or the Borrower, the last day of the current Interest Period of such Advance or (z) the date on which the Borrower shall prepay such Advance pursuant to Section 4.1 hereof.

        "Simple Interest Receivable" means a Receivable under which principal and interest is allocated according to the simple interest method.

        "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

        "Subsequent Cut-Off Date" means, with respect to any Subsequent Receivable, the close of business on any day at least one Business Day but not more than thirty days before the related Subsequent Purchase Date.

        "Subsequent Purchase Date" has the meaning set forth in the Receivables Purchase Agreement.

        "Subsequent Receivable" means each of the Receivables sold to the Borrower pursuant to Section 2.2 of the Receivables Purchase Agreement, which shall be listed on a Schedule of Subsequent Receivables.

        "Subsidiary" means, with respect to any Person, a corporation of which such Person and/or its other Subsidiaries own, directly or indirectly, such number of outstanding shares as have more than 50% of the ordinary voting power for the election of directors.

        "Supplemental Servicing Fee" means, with respect to any Collection Period, all administrative fees, expenses and charges paid by or on behalf of Obligors, including any late fees, non-sufficient fund or returned check fees and liquidation fees collected on the Receivables during such Collection Period and reimbursement of any personal property taxes assessed on repossessed Financed Vehicles paid by the Servicer.

        "Tangible Net Worth" means, with respect to any Person, the net worth of such Person calculated in accordance with GAAP after subtracting therefrom the aggregate amount of such Person's intangible assets, including, without limitation, goodwill, franchises, licenses, patents, trademarks, tradenames, copyrights and service marks.

        "Take-Out Securitization" means (i) a financing transaction of any sort undertaken by the Borrower or any Affiliate of Drive or the Borrower secured, directly or indirectly, by any Receivable which was a Transferred Receivable prior to such transaction or (ii) any Drive or other asset securitization, secured loans, whole loan sale or similar transactions involving any Receivable which was a Transferred Receivable prior to such transaction or any beneficial interest therein.

        "Taxes" has the meaning set forth in Section 5.1(b).

        "Total Commitment" means the aggregate of the Commitments of all Lenders.

        "Total Servicing Fee" means the sum of the Basic Servicing Fee and the Supplemental Servicing Fee.

        "Transaction Documents" means this Agreement, the Notes, the Custodian Agreement, the Receivables Purchase Agreement, the Security Agreement, the Intercreditor Agreement, the Parent Guarantee, the Parent Pledge Agreement, the Parent Security Agreement, and the other documents to be executed and delivered in connection with this Agreement.

        "Transferred Receivable" means each Receivable which appears on any Schedule of Receivables at any time hereafter submitted to the Borrower pursuant to the Receivables Purchase Agreement, whether purchased by the Borrower or contributed to the capital of the Borrower. Once a Receivable appears on any such Schedule of Receivables it shall remain a Transferred Receivable; provided, however, that any Receivable that is released from the Lien granted to the Collateral Agent for the benefit of the Secured Parties pursuant to Section 7 of the Security Agreement shall not be a "Transferred Receivable" after such Receivable is so released.

        "Transfer Request" has the meaning set forth in Section 7(a) the Security Agreement.

        "UCC" means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction or jurisdictions.

        "Uncertificated Security" has the meaning set forth in Section 8-102(a)(18) of Article 8.

        "Unmatured Facility Termination Event" means any event that, if it continues uncured, will, with lapse of time or notice or lapse of time and notice, constitute a Facility Termination Event.

        "Weekly Pool Report Date" means the day of each calendar week selected as such from time to time and notified in writing at least one month in advance by the Borrower to the Agent, the Collateral Agent.

        "written" or "in writing" (and other variations thereof) means any form of written communication or a communication by means of telex, telecopier device, telegraph or cable.

        "Year 2000 Compliant" means, with regard to any software, embedded microchips or other processing capabilities utilized by any Person, that such software, embedded microchips or other processing capabilities are able to interpret and manipulate data involving all calendar dates correctly and without causing any abnormal ending scenario, including dates in and after the year 2000.

                a. Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement have the meanings as so defined herein when used in any other Transaction Document, certificate, report or other document made or delivered pursuant hereto.

        (b) Each term defined in the singular form in Section 1.1 or elsewhere in this Agreement shall mean the plural thereof when the plural form of such term is used in this Agreement or any other Transaction Document, certificate, report or other document made or delivered pursuant hereto, and each term defined in the plural form in Section 1.1 shall mean the singular thereof when the singular form of such term is used herein or therein.

        (c) The words "hereof," "herein," "hereunder" and similar terms when used in this Agreement shall refer to this agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, schedule and exhibit references herein are references to articles, sections, subsections, schedules and exhibits to this Agreement unless otherwise specified.

6.
     THE FACILITY, ADVANCE PROCEDURES AND NOTES

                a. Facility. On the terms and subject to the conditions set forth in this Agreement, each Lender shall make Advances (to the extent of its Commitment) to the Borrower on a revolving basis from time to time during the period commencing on the Effective Date and ending on the Facility Termination Date, in each case in such amounts as may be requested by the Borrower pursuant to Section
                        2.2. If on any day there shall be more than one Lender, any Advance requested by the Borrower on such day shall be allocated among the Lenders pro rata on the basis of their respective Commitment Percentages. The lending arrangement made available to the Borrower pursuant to the preceding sentences of this Section 2.1 is herein called the "Facility". The aggregate principal amount of all Advances from time to time outstanding hereunder shall not exceed the lesser of (a) the Facility Limit and (b) the Borrowing Base. In addition, under no circumstances shall any Lender make any Advance if after giving effect thereto the aggregate outstanding principal balance of all Advances owing to such Lender would exceed its Commitment. Within the limits of the Facility, the Borrower may borrow, prepay and reborrow under this Section 2.1.

                b. Advance Procedures. The Borrower may request an Advance hereunder by giving notice to the Agent and the Collateral Agent of a proposed Advance not later than 1:00 P.M., New York time, three Business Days prior to the proposed date of such Advance. Each such notice (herein called an "Advance Request") shall be in the form of Exhibit A-1 and shall include the date and amount of such proposed Advance, the desired duration of the Interest Period for such Advance, an estimate of the amount of Receivables to be financed in the week commencing on the date such Advance is requested to be made and the Schedule of Receivables or Schedule of Subsequent Receivables (as the case may be) setting forth the information required therein with respect to the Receivables, if any, to be acquired by the Borrower on the date such Advance is requested to be made. No more than two Advance Requests may be made in any calendar week. Any Advance Request given by the Borrower pursuant to this Section 2.2 shall be irrevocable and binding on the Borrower.

                c. Funding. Subject to the satisfaction of the conditions precedent set forth in Article VII with respect to such Advance and the limitations set forth in Section 2.1, the Lenders shall make the proceeds of such requested Advance available to the Borrower by deposit to such account as may be designated by the Borrower in the related Advance Request in same day funds no later than 3:00 p.m., New York City time, on the proposed date of the Advance. Each Advance shall be on a Business Day and shall be in an amount of at least $1,000,000 (or an integral multiple of $50,000 in excess thereof).

                c. Representation and Warranty. Each request for an Advance pursuant to Section 2.2 shall automatically constitute a representation and warranty by the Borrower to the Agent and the Lenders that, on the requested date of such Advance, (a) the representations and warranties contained in Article X will be true and correct as of such requested date as though made on such date, (b) no Facility Termination Event or Unmatured Facility Termination Event has occurred and is continuing or will result from the making of such Advance, and (c) after giving effect to such requested Advance, the aggregate principal balance of the outstanding Advances hereunder will not exceed the lesser of the Facility Limit or the Borrowing Base.

                e.      Voluntary Termination of Facility; Reduction of Facility
                        Limit.

        At any time the Borrower may, upon at least five Business Days' prior written notice to the Agent terminate in whole or reduce the Total Commitment. Each partial reduction shall be in an aggregate amount of $5,000,000 or integral multiples of $1,000,000 in excess thereof. Partial reductions of the Total Commitment pursuant to this Section 2.5(a) shall be allocated to the Commitment of each Lender pro rata based on the Commitment Percentage represented by such Commitment. Any termination or reduction of the Total Commitment shall require
(i) in the event of a partial reduction and after giving effect to any such partial reduction and any prior partial reduction, that the remaining Facility Limit be not less than $10,000,000, and (ii) in connection therewith that the Borrower comply with Section 3.2(b), Section 4.l(b) and Section 6.3. The Agent shall promptly provide copies of any such notice of termination or reduction received by it to each Lender together with a computation of the amount by which its Commitment (if any) has been reduced.

                f. Notes. All Advances to a Lender shall be evidenced by a Note, with appropriate insertions, payable to the order of such Lender. The Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to its Note (or on any continuation of such grid, or at such Lender's option, in its records), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal of, and the yield rate(s) and Interest Period(s) applicable to the Advances evidenced thereby. Such notations shall be rebuttably presumptive evidence of the subject matter thereof absent manifest error; provided, however, that the failure to make any such notations shall not limit or otherwise affect any of the Obligations.

7.
   YIELD, FEES, ETC.

                a. Interest. The Borrower hereby promises to pay interest at the Bank Rate on the unpaid principal amount of each Advance (or each portion thereof) for the period commencing on the date of such Advance until such Advance is paid in full. No provision of this Agreement or the Note shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable law.

                b. Interest Payment Dates. Interest accrued on each Advance shall be payable, without duplication:

                        i.      on the Facility Termination Date;

                        ii. on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Advance; and

                        iii.    on each Distribution Date.

                c.      Selection of Interest Periods, etc.

                        i. The Borrower, after consultation with the Agent, shall select the duration of the initial and each subsequent Interest Period relating to each Advance. Unless consented to or directed by the Agent, the aggregate number of Interest Periods for all Advances outstanding at any one time hereunder shall not exceed 12.

                d. Fee. The Borrower agrees to pay to the Agent on September 15, 2000 a fee of $50,000.

                e. Computation of Interest. All Interest shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such Interest is payable over a year comprised of 360 days (or, in the case of Interest on an Advance bearing Interest at the Alternate Base Rate, 365 days or, if appropriate, 366 days).

8.

   REPAYMENTS AND PREPAYMENTS

                a. Repayments and Prepayments. The Borrower shall repay in full the unpaid principal amount of each Advance on the Final Scheduled Payment Date. Prior thereto, the
                        Borrower:

                        i. may, from time to time on any Business Day, make a prepayment, in whole or in part, of the outstanding principal amount of any Advance; provided, however, that

                                (1)     all such voluntary prepayments shall
                                        require at least two but no more than
                                        five Business Days' prior written notice to the Agent; and

                                (2) all such voluntary partial prepayments shall be in a minimum amount of $1,000,000 and an integral multiple of $500,000;

                        ii. shall, on or prior to each date when any reduction in the Facility Limit shall become effective pursuant to Section 2.5, make a prepayment of the Advances in an amount equal to the excess, if any, of the aggregate outstanding principal amount of the Advances over the Facility Limit as so reduced;

                        iii. shall, on each date when the outstanding amount of Advances exceeds the Borrowing Base, make a prepayment of the Advances in an amount equal to such excess;

                        iv. shall, immediately upon any acceleration of the maturity date of any Advances pursuant to
                                Section 14.2, repay all Advances, unless, pursuant to Section 14.2(a), only a portion of all Advances is so accelerated, in which event the Borrower shall repay the accelerated portion of the Advances; and

                        v. shall, on the date the Borrower receives any net proceeds from any TakeOut Securitization (after deducting all costs and expenses of such TakeOut Securitization), make a prepayment of the Advances in an amount substantially equal to such net proceeds or, if less, the total outstanding amount of Advances.

        Each such prepayment shall be subject to the payment of any amounts required by Section 6.3 resulting from a prepayment or payment of an Advance prior to the end of the Interest Period with respect thereto.

9.
        PAYMENTS; TAXES

                a. Making of Payments; Taxes. (a) Subject to, and in accordance with, the provisions of the Security Agreement, all payments of principal of, or Interest on, the Advances and of all fees and other amounts shall be made by the Borrower no later than 2:00 p.m., New York time, on the day when due in lawful money of the United States of America in immediately available funds to the Agent, at its account (account number - _________; and account name - _________) maintained at the office of _________ (ABA #________), reference: [Drive 2000
                        Warehouse], with telephone notice (including wire number) to the Agent (telephone number _____________), or such other account as the Agent shall designate in writing to the Borrower and the Collateral Agent (the "Agent's Account"). Payments received by the Agent after 2:00 p.m., New York time, on any day will be deemed to have been received by the Agent on its next following Business Day. The Agent shall, upon receipt of such payments, promptly remit such payments (in the same type of funds received by the Agent) to each Lender which has an interest in such payments hereunder and pro rata among the Lenders with such interests on the basis of the respective amounts owing to such Lenders of the Obligations to which such payments relate.

        (b) All payments described in Section 5.1(a) and all other payments made by or on behalf of the Borrower, the Seller, Drive or the Servicer to the Agent for the benefit of itself or the Lenders or to any other Affected Person under this Agreement and any other Transaction Document shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Official Body (excluding (i) taxes imposed on the net income of the Agent or such other Affected Person, however denominated, and
(ii) franchise taxes imposed on the net income of the Agent or such other Affected Person in each case imposed: (1) by the United States or any political subdivision or taxing authority thereof or therein; (2) by any jurisdiction under the laws of which the Agent or such Affected Person or its applicable lending office is organized or located, managed or controlled or in which its principal office is located or any political subdivision or taxing authority thereof or therein; or (3) by reason of any connection between the jurisdiction imposing such tax and the Agent, such Affected Person or such lending office other than a connection arising solely from this Agreement or any other Transaction Document or any transaction hereunder or thereunder) (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings, collectively or individually, "Taxes"). If any such Taxes are required to be withheld from any amounts payable to the Agent or any other Affected Person hereunder or under any other Transaction Document, the amounts so payable to the Agent or such Affected Person shall be increased to the extent necessary to yield to the Agent or such Affected Person (after payment of all Taxes) all amounts payable hereunder or thereunder at the rates or in the amounts specified in this Agreement and the other Transaction Documents. The Borrower (or the party required to "gross-up" the applicable payment) and Drive, jointly and severally, shall indemnify the Agent or any such Affected Person for the full amount of any such Taxes on the Settlement Date occurring after the date of written demand therefor by the Agent; provided that no Person shall be indemnified pursuant to this Section 5.1(b) to the extent the reason for such indemnification relates to, or arises from, the failure by such Person to comply with the provisions of Section 5.1(c).

        (c) Each Affected Person that is not incorporated under the laws of the United States of America or a state thereof or the District of Columbia shall:

                                (1)     prior to becoming a party to, or
                                        acquiring an interest in, any
                                        Transaction Document (if not a party to
                                        a Transaction Document), deliver to the
                                        Borrower and the Agent (A) two duly
                                        completed copies of IRS Form W-8BEN or
                                        Form W-8ECI, or successor applicable
                                        form, as the case may be, and (B) an IRS
                                        Form W-8 or W-9, or successor applicable form, as the case may be; and

                                (2) deliver to the Borrower and the Agent two (2) further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower and the Agent;

unless, in any such case, an event (including, without limitation, any change in treaty, law or regulation) has occurred after the Closing Date and prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Affected Person from duly completing and delivering any such form with respect to it, and such Affected Person so advises the Borrower and the Agent. Each such Affected Person so organized shall certify (i) in the case of an IRS Form W-8BEN or IRS Form W-8ECI, that it is entitled to receive payments under the this Agreement and the other Transaction Documents without deduction or withholding of any United States federal income taxes and (ii) in the case of an IRS Form W-8 or IRS Form W-9, that it is entitled to an exemption from United States backup withholding tax.

                b. Application of Certain Payments. Each payment of principal of the Advances shall be applied to such Advances as the Borrower shall direct or, in the absence of such notice or during the existence of a Facility Termination Event or after the Facility Termination Date, as the Agent shall determine, in its discretion.

                c. Due Date Extension. If any payment of principal or Interest with respect to any Advance falls due on a day which is not a Business Day, then such due date shall be extended to the next following Business Day, and additional Interest shall accrue and be payable for the period of such extension at the rate applicable to such Advance.

10.
      INCREASED COSTS, ETC.

                a. Increased Costs. (a) If due to the introduction of or any change in or in the interpretation of any law or regulation occurring or issued after the date hereof, the Agent, any Lender or other Investor, or any of their respective Affiliates (each an "Affected Person") determines that compliance with any law or regulation or any guideline or request from any central bank or other Official Body (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Affected Person and such Affected Person determines that the amount of such capital is increased by or based upon the existence of its obligations or commitments hereunder or with respect hereto or to the funding thereof and other obligations or commitments of the same type, then, upon demand by such Affected Person (with a copy to the Agent) (which demand shall be accompanied by a statement setting forth the basis for the calculations of the amount being claimed), the Borrower and Drive, jointly and severally, agree to immediately pay to the Agent, for the account of such Affected Person (as a third-party beneficiary), from time to time as specified by such Affected Person, additional amounts sufficient to compensate such Affected Person in the light of such circumstances, to the extent that such Affected Person reasonably determines such increase in capital to be allocable to the existence of any of such obligations, commitments or fundings. Such written statement shall, in the absence of manifest error, be rebuttably presumptive evidence of the subject matter thereof. Any Affected Person claiming any additional amounts payable pursuant to this Section 6.1(a) agrees to use reasonable efforts (consistent with legal and regulatory restrictions) to designate a different office or branch of such Affected Person as its lending office or take such other actions if the making of such a designation or taking of such other actions would avoid the need for, or reduce the amount of, any such additional amounts and would not, in the reasonable judgment of such Affected Person, be otherwise disadvantageous to such Affected Person.

        (b) If, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements referred to in Section 6.2) in or in the interpretation by an Official Body of any law or regulation or (ii) compliance with any guideline or request from any central bank or other Official Body (whether or not having the force of law) issued after the date hereof, there shall be any increase in the cost to a Lender of agreeing to make Advances in respect of which Interest is computed by reference to the Eurodollar Rate, then, upon demand by such Lender (with a copy to the Agent) (which demand shall be accompanied by a statement setting forth the basis for the amount being claimed), the Borrower and Drive, jointly and severally, agree to immediately pay to the Agent, for the account of such Lender (as a third-party beneficiary), from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for such increased costs. Such written statement shall, in the absence of manifest error, be rebuttably presumptive evidence of the subject matter thereof. Any Affected Person claiming any additional amounts payable pursuant to this Section 6.1(b) agrees to use reasonable efforts (consistent with legal and regulatory restrictions) to designate a different office or branch of such Affected Person as its lending office or to take such other actions if the making of such a designation or taking of such other actions would avoid the need for, or reduce the amount of, any such additional amounts and would not, in the reasonable judgment of such Affected Person, be otherwise disadvantageous to such Affected Person.

                b. Additional Interest on Advances Bearing a Eurodollar Rate. The Borrower and Drive, jointly and severally, agree to pay to any Lender, so long as such Lender shall be required under regulations of the Board of Governors of the Federal Reserve System to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, additional Interest on the unpaid Advances of such Lender during each Interest Period in respect of which Interest is computed by reference to the Eurodollar Rate, for such Interest Period, at a rate per annum equal at all times during such Interest Period to the remainder obtained by subtracting (i) the Eurodollar Rate for such Interest Period from (ii) the rate obtained by dividing such Eurodollar Rate referred to in clause (i) above by that percentage equal to 100% minus the Eurodollar Rate Reserve Percentage of such Lender for such Interest Period, payable on each date on which Interest is payable on such Advances. Such additional Interest shall be determined by such Lender and notice thereof (accompanied by a statement setting forth the basis for the amount being claimed) given to the Borrower through the Agent within 30 days after any Interest payment is made with respect to which such additional Interest is requested. Such written statement shall, in the absence of manifest error, be rebuttably presumptive evidence of the subject matter thereof. Any Affected Person claiming any additional amounts payable pursuant to this Section
                        6.2 agrees to use reasonable efforts (consistent with legal and regulatory restrictions) to designate a different office or branch of such Affected Person as its lending office if the making of such a designation would avoid the need for, or reduce the amount of, any such additional amounts and would not, in the reasonable judgment of such Affected Person, be otherwise disadvantageous to such Affected Person.

                c. Funding Losses. The Borrower and Drive, jointly and severally, hereby agree that upon demand by any Affected Person (which demand shall be accompanied by a statement setting forth the basis for the calculations of the amount being claimed) they will indemnify such Affected Person against any net loss or expense which such Affected Person may sustain or incur (including, without limitation, any net loss or expense incurred by reason of or resulting from interest to accrue on the related commercial paper after the date of any failed borrowing, payment or prepayment of an Advance or from the liquidation or reemployment of deposits or other funds acquired by such Affected Person to fund or maintain any Advance to the Borrower), as reasonably determined by such Affected Person, as a result of any failure by the Borrower to borrow an Advance on the date specified therefor in an Advance Request (other than due to a default by a Lender) or as a result of any payment or prepayment (including any mandatory prepayment) of any Advance on a date other than the last day of the Interest Period for such Advance. Such written statement shall, in the absence of manifest error, be rebuttably presumptive evidence of the subject matter thereof.

                d. Replacement of Affected Person. Upon the receipt by the Borrower of a claim for reimbursement or compensation under Section 6.1 or 6.2 hereof by an Affected Person, if payment thereof shall not be waived by such Affected Person, the Borrower may (a) request such Affected Person or the Lender that has assigned an interest in its Advances to such Affected Person to use reasonable efforts to assist the Borrower in its attempt to obtain a replacement bank or financial institution satisfactory to the Borrower (in the case of a replacement Lender) and the Agent (which consent shall not be unreasonably withheld), to acquire and assume all or a ratable part of such Affected Person's commitment to make Advances, Advances, or interests therein (a "Replacement Person"), or (b) request one or more of the other Lenders or Investors to acquire and assume all or a part of such Affected Person's commitment to make Advances, Advances or interests therein. Upon notice from the Borrower, such Affected Person shall, or the Lender that has assigned an interest in its Advances to such Affected Person shall cause such Affected Person to, assign, without recourse, its commitment to make Advances, Advances or interests therein and its other rights and obligations (if any) hereunder, or a ratable share thereof, to the Replacement Person or Replacement Persons designated by the Borrower and consented to by the Agent for a purchase price equal to the sum of the principal amount of the Advances or interests therein so assigned, all accrued and unpaid Interest thereon and any other amounts (including any amounts owing under this Article VI) to which such Affected Person is entitled hereunder; provided, that the Borrower shall provide such Affected Person with an Officer's Certificate stating that such Replacement Person has advised the Borrower that it is not subject to, or has agreed not to seek, such increased amount.

11.
      EFFECTIVENESS; CONDITIONS TO ADVANCES

                a. Effectiveness. This Agreement shall become effective on the first day (the "Effective Date") on which the Agent, on behalf of the Lenders, shall have received the following, each in form and substance satisfactory to the Agent, provided that the Effective Date may not occur later than August 18, 2000 without the prior written consent of the Agent and the Lenders:

                        i. Agreement. This Agreement, executed by each party thereto;

                        ii. Accounts. Evidence that the Collateral Account and the Collection Account have been established;

                        iii. Transaction Documents. Executed counterparts of each of the other Transaction Documents (other than the Notes), and Custodian Fee Letter, duly executed by each of the parties thereto; and

                        iv. Other. Such other approvals, documents, opinions, certificates and reports as the Agent may reasonably request.

                b. Initial Advance. The making of the initial Advance is subject to the condition that the Effective Date shall have occurred, the conditions set forth in Section 7.3 have been satisfied, and the Agent on behalf of the Lenders shall have received the following, each in form and substance satisfactory to the Agent:

                        i. Note. A Note duly completed and executed by the Borrower for each Lender;

                        ii. Resolutions. A copy of the resolutions of the Board of Directors (or similar items) of the general partner of each of the Borrower and Drive approving the Transaction Documents to be delivered by it hereunder and the transactions contemplated hereby, certified by its Secretary or Assistant Secretary;

                        iii. Charters. The certificates of formation of each of the general partners of the Borrower and Drive certified by the Secretary of State of its jurisdiction of organization; certified copies of the limited liability company agreements of the general partners of the Borrower and Drive certified by the secretary of each such general partner; copies of the partnership agreements of the Borrower and Drive certified by the general partners thereof; and the certificates of limited partnership each of the Borrower and Drive certified by the Secretary of State of its jurisdiction of organization;

                        iv. Good Standing Certificates. Good Standing Certificates for each of the Borrower and Drive issued by the applicable Official Body of its jurisdiction of organization;

                        v. Incumbency. A certificate of the Secretary or Assistant Secretary of each of the general partners of the Borrower and Drive certifying the names and true signatures of the officers authorized on its behalf to sign this Agreement and the other Transaction Documents to be delivered by it (on which certificate the Agent and the Lenders may conclusively rely until such time as the Agent shall receive a revised certificate meeting the requirements of this subsection (e));

                        vi. Filings. Acknowledgment copies of proper UCC1 Financing Statements (executed by the Seller and/or Borrower, as applicable), as may be necessary or, in the opinion of the Agent, desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the security interest of the Collateral Agent on behalf of the Secured Parties in all Borrower Collateral in which an interest may be pledged hereunder or under the Security Agreement and of proper UCC1 Financing Statements (executed by Drive), as may be necessary or, in the opinion of the Agent, desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the security interest of the Collateral Agent on behalf of the Secured Parties in all collateral subject to the Parent Security Agreement and the Parent Pledge Agreement;

                        vii. Searches. Certified copies of Requests for Information or Copies (Form UCC11) (or a similar search report certified by a party acceptable to the Agent), dated a date reasonably near to the date of the initial Advance, listing all effective financing statements which name the Borrower or the Seller (under their respective present names and any previous names) as debtor and which are filed in the jurisdictions in which filings were made pursuant to Section 7.2(f), together with copies of such financing statements;

                        viii. Opinions. Legal opinion(s) of Cowles & Thompson, P.C., special counsel for the Borrower and Drive, and of in-house counsel for the Custodian, each in form and substance satisfactory to the Agent covering such matters as the Agent may reasonably request;

                        ix. Opinions. Legal opinion of special counsel for the Borrower and Drive in the state of Texas, in form and substance satisfactory to the Agent covering such matters as the Agent may reasonably request;

                        x. Other. Such other approvals, documents, opinions, certificates and reports as the Agent may reasonably request;

                c. All Advances. The making of each Advance (including the initial Advance) is subject to the condition that the Effective Date shall have occurred, the conditions set forth in Section 7.2 shall have been satisfied, and to the following further conditions precedent that:

                        i. No Facility Termination Event, etc. Each of the Transaction Documents shall be in full force and effect and (i) no Facility Termination Event or Unmatured Facility Termination Event has occurred and is continuing or will result from the making of such Advance, (ii) the representations and warranties of the Borrower contained in Article X and the Servicer and the Seller contained in Section 8.6(b) are true and correct as of the date of such requested Advance, with the same effect as though made on the date of (and after giving effect to) such Advance, and (iii) after giving effect to such Advance, the aggregate outstanding principal balance of the Advances hereunder will not exceed the lesser of the Facility Limit and the Borrowing Base;

                        ii. Advance Request, etc. The Agent shall have received the Advance Request for such Advance in accordance with Section 2.2, together with all items required to be delivered in connection therewith;

                        iii. Facility Termination Date. The Facility Termination Date shall not have occurred;

                        iv. Minimum Advance Amount. The amount of such Advance is not less than $1,000,000;

                        v. Collateral Receipt. The Agent shall have received a duly completed and executed Collateral Receipt in respect of each Receivable identified in the related Schedule of Receivables or Schedule of Subsequent Receivables, as the case may be, if any, submitted with the Advance Request for such Advance;

                        vi. Borrowing Base Confirmation. The Agent shall have received a duly completed and executed certificate regarding the Borrowing Base in the form attached hereto as Exhibit D (a "Borrowing Base Confirmation"), computed as of the date of such Advance and after giving effect thereto and to the purchase by the Borrower of any Receivables to be purchased by it under the Receivables Purchase Agreement on such date;

                        vii. Portfolio Compliance. The Transferred Receivables, including the Subsequent Receivables transferred on such date, shall meet the following criteria: (A) based upon the billing addresses of the Dealers, not more than 25% of the aggregate Principal Balances of the Transferred Receivables, including such Subsequent Receivables, are located in any one state other than Texas or any other state with respect to which the Agent have received an opinion substantially in the form of the opinions delivered pursuant to Section 7.2(i);
                                (B) Pre-Computed Receivables shall not exceed 2% of the Transferred Receivables by Aggregate Outstanding Principal Balance; (C) at least 95% of the Receivables shall have outstanding principal balances of less than $40,000; and [(D) Receivables with an original term of more than 60 months but less than or equal to 72 months shall not exceed [3]% of the Transferred Receivables by Aggregate Outstanding Principal Balance]; and

                        viii. Other. The Agent shall have received such other approvals, documents, opinions, certificates and reports as it may reasonably request.

12.
      ADMINISTRATION AND SERVICING OF RECEIVABLES

                a. Duties of the Servicer. The Servicer is hereby authorized to act as agent for the Borrower and the Collateral Agent and in such capacity shall manage, service, administer and make collections on the Transferred Receivables and perform the other actions required by the Servicer under this Agreement. The Servicer agrees that its servicing of the Transferred Receivables shall be carried out in accordance with customary and usual procedures of institutions that service motor vehicle retail installment contracts and, to the extent more exacting, with the degree of skill and attention that the Servicer exercises from time to time with respect to comparable motor vehicle receivables that it services for itself or others. In performing such duties, it shall comply with its current servicing policies and procedures, as such servicing policies and procedures may be amended from time to time, so long as such amendments shall not materially and adversely affect the interests of the Secured Parties. The Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors on the Transferred Receivables, investigating delinquencies, sending statements or payment coupons to Obligors, monitoring the collateral, accounting for collections and furnishing monthly and annual statements to the Collateral Agent and the Agent with respect to distributions and performing the other duties specified herein. To the extent consistent with the standards, policies and procedures otherwise required hereby, the Servicer shall follow its customary standards, policies and procedures and shall have full power and authority, acting alone, to do any and all things in connection with management, servicing, administration and collection that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered by the Borrower and the Collateral Agent to execute and deliver, on behalf of the Borrower and the Collateral Agent, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Transferred Receivables and the Financed Vehicles to the extent permitted by the Transaction Documents. The Servicer is authorized to release Liens on Financed Vehicles granted by the Transferred Receivables in order to collect insurance proceeds with respect thereto and to liquidate such Financed Vehicles in accordance with its customary standards, policies and procedures. The Servicer is hereby authorized to commence, in its own name or in the name of the Borrower or the Collateral Agent (provided that, if the Servicer is acting in the name of the Collateral Agent, it has obtained the Collateral Agent's consent, which consent shall not be unreasonably withheld), legal proceedings to enforce Transferred Receivables or to commence or participate in any other legal proceedings (including bankruptcy proceedings) relating to or involving Transferred Receivables, Obligors or Financed Vehicles. If the Servicer commences or participates in such legal proceedings in its own name, the Borrower shall thereupon be deemed to have automatically assigned such Transferred Receivables to the Servicer solely for purposes of commencing or participating in any such proceedings as a party or claimant, and the Servicer is authorized and empowered by the Borrower and the Collateral Agent to execute and deliver in the Servicer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceedings. The Collateral Agent (on behalf of the Secured Parties) and the Borrower shall furnish the Servicer with any powers of attorney and other documents that the Servicer may reasonably request and that the Servicer deems necessary or appropriate and take any other steps that the Servicer may deem reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

                b. Collection of Receivable Payments; Modifications of Receivables; Lockbox.

                        i. Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Transferred Receivables as and when the same shall become due, and shall follow such collection procedures as it follows with respect to comparable motor vehicle receivables that it services for itself or others and otherwise act with respect to the Transferred Receivables, the Dealer Agreements, the Dealer Assignments, the Insurance Policies and the other Borrower Collateral in such manner as will, in the reasonable judgment of the Servicer, maximize the amount to be received by the Borrower and the Collateral Agent with respect thereto. The Servicer is authorized in its discretion to waive any prepayment charge, late payment charge or any other similar fees that may be collected in the ordinary course of servicing any Transferred Receivable.

                        ii. The Servicer may not at any time agree to a modification or amendment of a Transferred Receivable without the consent of the Agent (which consent shall not be unreasonably withheld) unless such modification or amendment shall (i) change the Obligor's regular due date to another date within fifteen calendar days of such due date, or (ii) re-amortize the Scheduled Payments on the Transferred Receivable following a partial prepayment of principal, or (iii) add an additional Obligor to the Transferred Receivable.

                        iii. The Servicer may grant payment extensions on, or other modifications or amendments to, a Transferred Receivable (in addition to those modifications permitted by Section 3.2(b)) in accordance with its customary procedures if the Servicer believes in good faith that such extension, modification or amendment is necessary to avoid a default on such Transferred Receivable, will maximize the amount to be received by the Borrower and the

                                Collateral Agent with respect to such
                                Transferred Receivable and is otherwise in the best interests of the Investors and the Secured Parties; provided, however, that, with respect to any Transferred Receivable, the Servicer shall not grant more than one extension per year, shall not grant extensions for a cumulative total of more than six months during the life of the Transferred Receivable, and such extension shall not extend beyond the Final Scheduled Payment Date; and provided, further, that the Servicer shall not grant modifications that lower the interest rate on the Transferred Receivables for more than 5% of the Aggregate Outstanding Principal Balance of the Transferred Receivables as of any date.

                        iv. Drive has entered into the Intercreditor Agreement. The bank account established pursuant to the Intercreditor Agreement (the "Master Collection Account") shall be maintained at the "Master Collection Account Agent", as set forth therein. The Servicer shall direct funds in the Master Collection Account relating to the Transferred Receivables to be transferred on a daily basis to the Collection Account. All payments made by or on behalf of Obligors or received by the Servicer with respect to the Transferred Receivables and all Liquidation Proceeds received by the Servicer with respect to the Transferred Receivables shall be sent to the Master Collection Account within one Business Day after receipt. The Servicer shall transfer such payments, and any payments made by Obligors directly to the Master Collection Account, to the Collection Account within two Business Days after such funds are deposited into the Master Collection Account; provided, however, that if the Servicer is not able to transfer any such payment within two Business Days because the Obligor or Transferred Receivable to which such payment relates is not readily identifiable, the Servicer shall use its best efforts to identify the related Obligor or Transferred Receivable as soon as practicable and shall transfer such payment within one Business Day after identifying such related Obligor or Transferred Receivable.

                        v. Notwithstanding any third-party processing arrangement, or any of the provisions of this Agreement relating to any third-party processing arrangement, the Servicer shall remain obligated and liable to the Borrower and the Investors for servicing and administering the Transferred Receivables and the other Borrower Collateral in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue thereof.

                        vi. Within 60 days after the Closing Date, the Servicer will cause the Intercreditor Agreement to be amended and restated in a manner in form and substance satisfactory to the Agent.

                c.      Realization Upon Receivables.

                        i. Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall use its best efforts to repossess (or otherwise comparably convert the ownership of) and liquidate any Financed Vehicle securing a Transferred Receivable with respect to which the Servicer has determined that payments thereunder are not likely to be resumed, as soon as practicable after default on such Transferred Receivable but in no event later than the date on which at least 50% of a Scheduled Payment has become 90 days delinquent; provided, however, that the Servicer may elect not to repossess a Financed Vehicle within such time period if in its good faith judgment it determines that the proceeds ultimately recoverable with respect to such Transferred Receivable would be increased by forbearance; and provided, further, that the Servicer shall not be required to repossess a Financed Vehicle if prohibited by law. The Servicer is authorized to follow such customary practices and procedures as it shall deem necessary or advisable, consistent with the standard of care required by Section 8.1, which practices and procedures may include reasonable efforts to realize upon any recourse to Dealers, the sale of the related Financed Vehicle at public or private sale, the submission of claims under an Insurance Policy and other actions by the Servicer in order to realize upon a Transferred Receivable. The foregoing is subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with any repair or towards the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair or repossession shall increase the proceeds of liquidation of the related Transferred Receivable by an amount greater than the amount of such expenses. The Servicer shall be entitled to recover all reasonable expenses incurred by it in the course of repossessing and liquidating a Financed Vehicle into cash proceeds. All amounts received upon liquidation of a Financed Vehicle (less reasonable expenses as described in the preceding sentence) shall be remitted directly by the Servicer as provided in Section 8.2(d).

                        ii. If the Servicer elects to commence a legal proceeding to enforce a Dealer Agreement or Dealer Assignment, the act of commencement shall be deemed to be an automatic assignment from the Borrower and the Collateral Agent (on behalf of the Secured Parties) to the Servicer of the rights under such agreements for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce any such agreement on the grounds that it is not a real party in interest or a Person entitled to enforce such agreement, the Borrower or the Collateral Agent, at the Servicer's expense, or the Seller, at the Seller's expense, shall take such steps as the Servicer deems reasonably necessary to enforce such agreement, including bringing suit in its name or the name of the Seller, the Borrower or the Collateral Agent for the benefit of the Secured Parties. All amounts recovered shall be remitted directly by the Servicer as provided in Section 8.2(d).

                d. Insurance. The Servicer may sue to enforce or collect upon the Insurance Policies in its own name or as agent of the Borrower and the Collateral Agent (on behalf of the Secured Parties). If the Servicer elects to commence a legal proceeding to enforce an Insurance Policy, the act of commencement shall be deemed to be an automatic assignment of the rights of the Borrower and the Collateral Agent (on behalf of the Secured Parties) under such Insurance Policy to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce an Insurance Policy on the grounds that it is not a real party in interest or a holder entitled to enforce the Insurance Policy, the Borrower or the Collateral Agent, at the Servicer's expense, or the Seller, at the Seller's expense, shall take such steps as the Servicer deems reasonably necessary to enforce such Insurance Policy, including bringing suit in its name or the name of the Borrower and the Collateral Agent for the benefit of the Secured Parties.

                e. Maintenance of Security Interests in Vehicles. (a) Consistent with the policies and procedures required by this Agreement, the Servicer shall take such steps on behalf of the Borrower as are necessary to maintain perfection of the first priority security interest created by each Transferred Receivable in the related Financed Vehicle, including the recording, registering, filing, re-recording, re-filing and re-registering of all security agreements, financing statements and continuation statements as are necessary to maintain the security interest under the respective Transferred Receivables. The Borrower and the Collateral Agent (on behalf of the Secured Parties) each hereby authorize the Servicer, and the Servicer agrees, to take any and all steps necessary to re-perfect such security interest in the name of Borrower or the Collateral Agent (on behalf of the Secured Parties) as necessary because of the relocation of a Financed Vehicle or for any other reason. If the assignment of a Transferred Receivable to the Borrower and the pledge of such Transferred Receivables to the Collateral Agent (on behalf of the Secured Parties) are insufficient without a notation on the related Financed Vehicle's certificate of title or without fulfilling any additional administrative requirements under the laws of the state in which the Financed Vehicle is located, to perfect a security interest in the related Financed Vehicle in favor of the Collateral Agent (on behalf of the Secured Parties), the Servicer and Drive each hereby agrees that Drive's designation as the secured party on the certificate of title is in its capacity as agent of the Collateral Agent (on behalf of the Secured Parties), solely for purposes of providing perfection of the security interest therein.

        (b)     Upon the occurrence of a Facility Termination Event pursuant to
Section 14.1, the Agent may instruct the Collateral Agent and the Servicer to take or cause to be taken such action as may, in the opinion of the Agent, be necessary to perfect or re-perfect the security interests in the Financed Vehicles securing the Transferred Receivables in the name of the Collateral Agent (on behalf of the Secured Parties) by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the opinion of the Agent, be necessary or prudent. Drive hereby agrees to pay all expenses related to such perfection or re-perfection and to take all action necessary therefor. Each of Drive and the Borrower hereby appoints the Collateral Agent as its attorney-in-fact to take any and all steps required to be performed by Drive or the Borrower, as applicable, pursuant to this Section 8.5(b), including execution of certificates of title or any other documents in the name and stead of Drive or the Borrower, as applicable, and the Collateral Agent hereby accepts such appointment. Notwithstanding the foregoing, although the Collateral Agent shall be required to execute documentation relating to the foregoing, the Collateral Agent shall not be required to prepare any such documentation.

                f. Covenants, Representations and Warranties of Servicer. By its execution and delivery of this Agreement, the Servicer makes the following representations, warranties and covenants. Unless otherwise specified, such representations and warranties speak as of the Initial Advance Date with respect to the Initial Receivables and as of the related Subsequent Purchase Date with respect to the Subsequent Receivables acquired by the Borrower on such Subsequent Purchase Date, but shall survive the sale, transfer and assignment of the Transferred Receivables to the Borrower.

                        i.      The Servicer covenants as follows:

                                (1)     Liens in Force. The Financed Vehicle
                                        securing each Transferred Receivable
                                        shall not be released in whole or in
                                        part from the security interest granted
                                        by the Transferred Receivable, except
                                        upon payment in full of the Transferred
                                        Receivable or as otherwise contemplated
                                        herein;

                                (2)     No Impairment. The Servicer shall do
                                        nothing to impair the rights of the
                                        Borrower, the Collateral Agent or the
                                        Secured Parties in the Transferred
                                        Receivables or the other Borrower
                                        Collateral. The Servicer shall take such action as is necessary (including the filing of appropriate UCC financing statements and continuation statements) to preserve the rights of the Borrower, the Collateral Agent and the Secured Parties in the Transferred Receivables and the other Borrower Collateral;

                                (3) No Amendments. The Servicer shall not extend or otherwise amend the terms of any Transferred Receivable, except in accordance with Section 8.2;

                                (4)     Restrictions on Liens. The Servicer
                                        shall not (A) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any Lien on, or restriction on transferability of, the Transferred Receivables, except for Permitted Liens or (B) sign or file under the UCC of any jurisdiction any financing statement that names the Servicer as debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Transferred Receivables, except in each case any such instrument solely securing the rights and preserving the Lien of the Collateral Agent for the benefit of the Secured Parties or as otherwise permitted under this Agreement or the Transaction Documents;

                                (5) Servicing of Receivables. The Servicer shall service the Transferred
                                        Receivables as described in this
                                        Agreement until such time as it has been replaced by a successor Servicer. The Servicer shall service the Transferred Receivables as required by the terms of this Agreement and in material compliance with the current Servicing Procedures Manual for servicing all its other comparable motor vehicle receivables and the Servicer shall not change the Servicing Procedures Manual or the manner in which it services the Receivables in any way that can have a material adverse effect on the Transferred Receivables or the Secured Parties without the consent of the Agent (which shall not be unreasonably withheld or delayed);

                                (6) Notice of Relocation. The Servicer shall give the Agent at least 30 days prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. The Servicer shall at all times maintain each office from which it services the Collateral and its principal executive office within the United States of America;

                                (7) Maintenance of Computer Systems, etc. The Servicer shall maintain its computer systems so that, from and after the time of the Initial Advance Date, the Servicer's master computer records (including archives) that shall refer to the Borrower Collateral indicate clearly that such Borrower Collateral is subject to first priority security interest in favor of the Collateral Agent for the benefit of the Secured Parties. Indication of the Collateral Agent's security interest shall be deleted from or modified on the Servicer's computer systems when, and only when, the Borrower Collateral in question shall have been paid in full or sold by the Borrower and the lien of the Collateral Agent is released in accordance herewith and the Security Agreement; and

                                (8) Other Sales, Grants or Transfers. If at any time the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in motor vehicle receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from archives) that, if they shall refer in any manner whatsoever to any Borrower Collateral, shall indicate clearly that such Borrower Collateral is subject to a first priority security interest in favor of the Collateral Agent for the benefit of the Secured Parties.

                ii. The Servicer represents, warrants and covenants as of the Closing Date and as of the date of each Advance as to itself:

                                (1) Organization and Good Standing. It has been duly organized and is validly existing as a limited partnership in good standing under the laws of its jurisdiction of organization, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted;

                                (2) Due Qualification. It is duly qualified to do business as a foreign partnership in good standing and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would have a material adverse effect on its ability to perform its obligations under its Transaction Documents and its ability to enforce the

                                        Transferred Receivables and the other
                                        Borrower Collateral;

                                (3) Power and Authority. It has the power and authority to execute and deliver this Agreement and the Transaction Documents to which it is a party (in any capacity) and to carry out its terms and their terms, and, in the case of the Seller, to sell the Receivables to the Borrower; and the execution, delivery and performance of this Agreement and the Transaction Documents to which it is a party (in any capacity) have been duly authorized by the Servicer by all necessary partnership and corporate action;

                                (4) Binding Obligation. This Agreement and the Transaction Documents to which it is a party (in any capacity), when duly executed and delivered, shall constitute its legal, valid and binding obligations enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law;

                                (5) No Violation. The execution, delivery and performance of this Agreement and the Transaction Documents to which it is a party (in any capacity), the consummation of the transactions contemplated thereby and the fulfillment of the terms thereof do not (A) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, its partnership agreement, or any indenture, agreement, mortgage, deed of trust or other instrument to which it is a party or by which it or its properties are bound,
                                        (B) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, or (c) to the best of its knowledge, violate any law, order, rule or regulation applicable to it of any Official Body having jurisdiction over it or any of its properties;

                                (6) No Proceedings. There are no proceedings or investigations pending or, to the best of its knowledge, threatened against it, before any Official Body having jurisdiction over it or its properties (A) asserting the invalidity of any of the Transaction Documents, (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by the Transaction Documents, (C) seeking any determination or ruling that would have a material adverse effect on the performance by it of its obligations under, or the validity or enforceability of, any of the Transaction Documents or (D) seeking to materially and adversely affect the federal income tax or other federal, state or local tax attributes of the Notes or seeking to impose any excise, franchise, transfer or similar tax upon the Notes or the sale and assignment of the Transferred Receivables hereunder;

                                (7)     No Consents. No consent, license,
                                        approval, authorization or order of, or
                                        registration, declaration or filing
                                        with, any Official Body or other Person
                                        is required to be made in connection
                                        with the execution, delivery or
                                        performance of this Agreement and the
                                        Transaction Documents to which it is a
                                        party (in any capacity) or the
                                        consummation of the transactions
                                        contemplated thereby, except such as
                                        have been duly made, effected or
                                        obtained;

                                (8)     Year 2000 Compliance. In letters
                                        delivered to Drive, the vendors of
                                        Drive's critical computer applications
                                        software have certified that such
                                        applications are Year 2000 Compliant to
                                        the extent set forth in such letters.
                                        Drive has assessed the potential impact
                                        of the possibility that other Persons
                                        with whom it has relationships will not
                                        be Year 2000 Compliant and, subject to
                                        Drive's ongoing review of vendors' Year
                                        2000 Compliance, Drive is not aware of
                                        any Year 2000 Compliance issues that
                                        would have a material adverse effect on
                                        its financial position, cash flows or
                                        results from operations;

                                (9)     ERISA. Each benefit plan, if any, of
                                        Drive that is a "defined benefit" plan
                                        as defined in Section 3(35) of ERISA is
                                        in compliance in all material respects
                                        with ERISA and there is no Lien of the
                                        Pension Benefit Guaranty Corporation on
                                        any of the Transferred Receivables or
                                        other Property;

                                (10) Investment Company Status. It is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such Act;

                                (11)    Chief Executive Office. Its chief
                                        executive office is located at 8585
                                        North Stemmons Freeway, Suite 1100-N,
                                        Dallas, TX 75247;

                                (12) Eligibility. Each Receivable set forth in a Schedule of Receivables or Schedule of Subsequent Receivables is, on its Purchase Date, an Eligible Receivable, and the representations and warranties with respect thereto set forth on Exhibit C are true and correct on such date; and

                                (13) Other Documents. The representations and warranties made by it (in any capacity) in each of the other Transaction Documents to which it is a party are true and correct in all material respects as of the date(s) made.

                iii.    The Servicer covenants and agrees:

                                (1)     Agent Indemnification. The Servicer
                                        shall defend, indemnify and hold the
                                        Collateral Agent, the Custodian, the
                                        Borrower, the Lenders and the Agent and
                                        any officers, directors, employees or
                                        agents of the Collateral Agent, the
                                        Custodian, the Lenders and the Agent
                                        harmless against any and all claims,
                                        losses, penalties, fines, forfeitures,
                                        legal fees and related costs, judgments
                                        and any other costs, fees and expenses
                                        that the Collateral Agent, the
                                        Custodian, the Lenders and the Agent may sustain in connection with claims asserted at any time by third parties against the Collateral Agent, the Custodian, the Borrower, the Lenders or the Agent that result from (A) any willful or negligent act taken or omission by the Servicer or (B) a material breach of any representations or covenants of the Servicer or, if Drive is the Servicer, the Seller, in this Section 8.6; and

                                (2) The Servicer shall make arrangements for the prompt and safe transfer of, and the Servicer shall provide to the Collateral Agent, if requested, all necessary servicing files and records, including (as deemed necessary by the Collateral Agent at such time): (A) account documentation, (B)
                                        servicing system tapes (in a format
                                        acceptable to the Collateral Agent), (C) account payment history, (D) collections history and (E) the trial balances, in each case reflecting all applicable loan information, as of the following dates:
                                        (1) the close of business on the day
                                        immediately preceding conversion to a
                                        successor Servicer, (2) on an annual
                                        basis commencing March 1, 2001, and (3)
                                        following a Facility Termination Event
                                        under section 14.1, monthly.

                g. Purchase of Receivables Upon Breach of Covenant. Upon discovery by the Servicer, the Custodian or the Agent of
                        (a) a breach of any of the covenants, representations or warranties set forth in Sections 8.5 or 8.6(a) or (b) that has a material adverse effect on the interests of any Secured Party in any Transferred Receivable, or (b) a failure to obtain a Lien Certificate within 180 days as described in Section 8.16, the party discovering such breach shall give prompt written notice to the others and the Collateral Agent; provided, however, that the failure to give any such notice shall not affect any obligation of the Servicer under this Section 8.7. As of the second Accounting Date (or, at the Servicer's election, the first Accounting Date) following its discovery or receipt of notice of any such breach, the Servicer shall, unless such breach shall have been cured in all material respects, purchase from the Borrower the Transferred Receivables affected by such breach and, on or before the Determination Date following such Accounting Date, the Servicer shall pay the related Purchase Amount to the Collateral Agent pursuant to
                        Section 9.4. The obligation of the Servicer to purchase any Transferred Receivable with respect to which such a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against the Servicer for such breach available to the Borrower, the Investors, the Agent or the Collateral Agent on behalf of the Secured Parties. The Agent shall not be under any duty or obligation to investigate the occurrence of a breach of a covenant in accordance with this Section 8.7.

                h. Total Servicing Fee; Payment of Certain Expenses by Servicer. On each Distribution Date, the Servicer shall be entitled to receive out of the Collection Account the Total Servicing Fee for the related Collection Period pursuant to Section 8 of the Security Agreement. The Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement, including taxes imposed on the Servicer, costs and expenses of independent accountants, expenses incurred in connection with distributions and reports made by the Servicer to the Agent or the Investors.

                i. Servicer's Certificate. No later than 2:00 p.m., New York City time, on each Determination Date, the Servicer shall deliver to the Agent, the

                        Collateral Agent, and the Custodian, a Servicer's Certificate executed by a Responsible Officer of the Servicer containing, among other things, (i) all information necessary to enable the Collateral Agent to make any withdrawal required by Section 11 of the Security Agreement, to give any notice required by
                        Section 11 of the Security Agreement and to make the distributions required by Section 8 of the Security Agreement, (ii) a listing of all Transferred Receivables purchased as of the related Determination Date with respect to the related Collection Period, and (iii) all information necessary to enable the Agent to reconcile all deposits to, and withdrawals from, the Collection Account for the related Collection Period and Distribution Date, including the accounting required by
                        Section 9 of the Security Agreement. Transferred Receivables purchased by the Servicer or repurchased by Drive on or before the related Determination Date and each Transferred Receivable that became a Liquidated Receivable or that was paid in full during the related Collection Period shall be identified by account number (as set forth in the Schedule of Receivables). In addition to the information set forth in the preceding sentence, the Servicer's Certificate shall also contain the following information: (a) whether any Facility Termination Event has occurred as of such Determination Date; and (b) the Borrowing Base and Required Holdback for such Determination Date. The parties hereto acknowledge that the basis for calculating Interest on the Advances may change between the date the Servicer delivers a Servicer's Certificate and the related Distribution Date and that the amount the Servicer sets forth in a Servicer's Certificate as Interest accrued on the Advances as of the related Distribution Date is its good faith estimate of such Interest; in the event of any change in calculating Interest during such period of time, the parties agree to use reasonable efforts to revise the Servicer's Certificate on or prior to such Distribution Date to reflect such changes, provided that if such revisions are not made by such time, then appropriate corrections shall be made on the next Distribution Date.

                j. Annual Statement as to Compliance; Notice of Servicer Termination Event.

                        i. The Servicer shall deliver to the Agent, the Collateral Agent, and the Custodian, on or before June 30 of each year, beginning on June 30, 2001, an officer's certificate signed by any Responsible Officer of the Servicer, dated as of the preceding February 28 (or other applicable date), stating that (i) a review of the activities of the Servicer during the preceding 12- month period (or such other period as shall have elapsed from the Closing Date to the date of the first such certificate) and of its performance under this Agreement has been made under such officer's supervision, and (ii) to such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

                        ii. The Servicer shall deliver to the Agent, the Collateral Agent, and the Custodian, promptly after having obtained knowledge thereof, but in no event later than two Business Days thereafter, written notice in an Officers' Certificate of any event that, with the giving of notice or lapse of time, would become a Servicer Termination Event under Section 13.1 or a Facility Termination Event under Section 14.1.

                k. Annual Independent Accountants' Report. The Servicer shall cause KPMG or another firm of nationally recognized independent certified public accountants reasonably acceptable to the Agent (the "Independent Accountants"), who may also render other services to the Servicer, to deliver to the Servicer, on or before June 30 of each year, beginning on June 30, 2001, with respect to the twelve months ended the immediately preceding February 28 (or such other period as shall have elapsed from the Closing Date to the date of such certificate), a statement (the "Accountants' Report") addressed to the Servicer, to the effect that such firm has audited the books and records of the Servicer and issued its report thereon and that: (1) such audit was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; and
                        (2) the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants. The Servicer shall also cause the Independent Accountants to deliver to the Servicer on such dates a letter to the effect that certain agreed upon procedures were performed relating to three randomly selected Servicer's Certificates, and, except as disclosed in such report, no errors or exceptions were found in the Servicer's Certificate(s) based on the performance of such agreed upon procedures. The Servicer shall deliver a copy of the Accountants' Report, within 15 days of receipt, to the Borrower, the Collateral Agent, the Custodian, and the Agent.

        If such firm requires the Collateral Agent to agree to the procedures performed by such firm, the Servicer shall direct the Collateral Agent in writing to so agree; it being understood and agreed that the Collateral Agent will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Collateral Agent shall not make any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures. Delivery of such reports, information and documents to the Agent and the Collateral Agent is for informational purposes only, and the Agent's and the Collateral Agent's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Servicer's compliance with any of its covenants hereunder.

                l. Access to Certain Documentation and Information Regarding Receivables. The Servicer shall provide to representatives of the Agent, the Collateral Agent and the Custodian reasonable access to the documentation regarding the Transferred Receivables. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours. Nothing in this Section 8.12 shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as a result of such obligation shall not constitute a breach of this Section 8.12.

                m. Monthly Tape. If requested by the Collateral Agent, on or before each Determination Date, the Servicer shall deliver to the Collateral Agent a computer tape or a diskette or any other electronic transmission in a format acceptable to the Collateral Agent containing the information with respect to the Transferred Receivables as of the preceding Accounting Date necessary for preparation of the Servicer's Certificate relating to the next Determination Date.

                n. Insurance. The Servicer shall maintain customary amounts of insurance coverage, including errors and omissions liability, fidelity bond, commercial general liability, property, directors and officers liability and workers' compensation coverage. The Servicer shall be entitled to self-insure with respect to such insurance so long as the long-term unsecured debt obligations of the Servicer are rated in the second highest long-term debt category by each Rating Agency.

                o. Compliance with Laws. The Servicer shall comply with the requirements of all applicable laws (including any federal or state laws regulating the collection or enforcement of consumer debts and/or the foreclosure upon, and repossession of, vehicles) in the discharge of its duties and obligations hereunder.

                p. Collecting Lien Certificate. The Servicer shall use its best efforts to collect each Lien Certificate from the applicable Registrar of Titles as promptly as practicable and, pending receipt of each Lien Certificate from such Registrar of Titles, shall supply written evidence that each such Lien Certificate has been applied for. If a copy of a Lien Certificate with respect to a Receivable showing Drive as first lienholder is not received by the Custodian within [180] days after the applicable Purchase Date, the Servicer shall be obligated to purchase such Receivable under
                        Section 8.7.

                q. Purchase of All Receivables. As an administrative convenience, the Servicer shall have the option to purchase the Transferred Receivables and the other Property on any Distribution Date if, as of the related Accounting Date, the aggregate outstanding principal amount of Advances has declined to less than 10% of the Aggregate Outstanding Principal

                        Balance on the Initial Advance Date plus the Aggregate Outstanding Principal Balance of all Subsequent Receivables as of their applicable Subsequent Cutoff Dates. To exercise such option, the Servicer shall pay the aggregate Purchase Amounts for the Receivables (which amount shall in no event be less than the aggregate outstanding principal amount of Advances plus accrued and unpaid Interest thereon plus all Interest which would accrue during any uncompleted Interest Period) plus all amounts due to the Agent, the Lenders and other Affected Persons hereunder and shall succeed to all interests in and to the Transferred Receivables and the other Property. Not later than 10 days prior to any proposed exercise of such option, the Servicer shall notify the Collateral Agent and the Agent of any proposed exercise of such option. The purchase price paid by the Servicer shall be deposited into the Collection Account on or before such Distribution Date and distributed pursuant to Section 8 of the Security Agreement.

                r. Weekly Borrowing Base Confirmation. The Servicer shall deliver a Borrowing Base Confirmation to the Agent on each Weekly Pool Report Date.

                s. Repurchase upon Breach. The Borrower may require Drive to repurchase a Transferred Receivable pursuant to
                        Section 6.11 of the Receivables Purchase Agreement upon the occurrence and during the continuance of a Drive Repurchase Event (as defined therein). The obligation of Drive to repurchase any Transferred Receivable as to which a Drive Repurchase Event has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against Drive in connection with such event available to the Borrower, the Investors, the Agent and the Collateral Agent.

13.
       ACCOUNTS; PAYMENTS

                a.      Borrower Accounts.

                        i. On or prior to the Closing Date, the Servicer shall establish the Collection Account and the Collateral Account each in the name of the Collateral Agent for the benefit of the Secured Parties. The Collection Account and the Collateral Account shall each be an Eligible Account which is a segregated trust account initially established with the Collateral Agent. If at any time the Collection Account or the Collateral Account ceases to be an Eligible Account, the Agent may direct the Collateral Agent to transfer such account to another institution such that such account shall meet the requirements of an Eligible Account.

                        ii. All amounts held in the Collection Account and the Collateral Account (collectively, the "Borrower Accounts"), shall, to the extent permitted by applicable laws, rules and regulations, be invested by the Collateral Agent, as directed by the Servicer in writing (or, if the Servicer fails to provide such direction, amounts in the Collection Account shall be invested in investments described in clause (f) of the definition of Permitted Investments), in Permitted Investments that mature not later than one Business Day prior to the Distribution Date for the Collection Period to which such amounts relate. All income or other gains from investment of moneys on deposit in any such account shall be deposited by the Collateral Agent in the applicable account immediately upon receipt. The taxpayer identification number associated with each Borrower Account shall be that of the Borrower and the Borrower shall report for Federal, state and local income tax purposes, the income, if any, represented by each Borrower Account. If any amounts are needed for disbursement from the Collection Account or the Collateral Account and sufficient uninvested funds are not available therein to make such disbursement, the Collateral Agent shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such account to make such disbursement upon the direction of the Servicer or, if the Servicer shall fail to give such direction, the Agent. Any such written direction shall certify that any such investment is authorized by this
                                Section 9.1. Investments in Permitted
                                Investments shall be made in the name of the Collateral Agent on behalf of the Secured Parties, and, except as specifically required above, such investments shall not be sold or disposed of prior to their maturity. Each and every investment of funds in any of the Borrower Accounts shall be made in Permitted Investments held by a financial institution that is a Securities Intermediary:

                                (1) in an account pursuant to an agreement with such financial institution that requires such financial institution to
                                        (A) comply with Entitlement Orders
                                        pertaining to such account originated by the Collateral Agent without further consent of the Borrower, (B) not enter into any agreement which grants "control" (as defined in Section 8-106 of Article 8) of such account (or any interest or property therein) to any Person other than the Collateral Agent,
                                        (C) subordinate any security interest,
                                        banker's lien, right of setoff or other
                                        similar right which such financial
                                        institution may have in such account to
                                        the interest of the Collateral Agent and
                                        (D) expressly treat each item of
                                        property as a Financial Asset and such
                                        account as a Securities Account; and

                                (2) with respect to which such institution has noted the Collateral Agent's interest therein by book entry or otherwise, and with respect to which a confirmation of the Collateral Agent's interest has been sent to the Collateral Agent by such institution.

Subject to the other provisions hereof, the Collateral Agent shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any, shall be delivered directly to the Collateral Agent or its agent, together with each document of transfer, if any, necessary to transfer title to such investment to the Collateral Agent in a manner that complies with this Section 9.1. All interest, dividends, gains upon sale and other income from, or earnings on, investments of funds in the Collection Account shall be deposited in the Collection Account and distributed pursuant to Section 8 of the Security Agreement. All interest, dividends, gains upon sale and other income from or earnings on, investments of funds in the Collateral Account shall be deposited in the Collection Account and distributed pursuant to Section 8 of the Security Agreement. If the Collateral Agent is given instructions to invest funds in any of the Borrower Accounts in investments other than investments of the type described in clause (f) of the definition of "Permitted Investments", the Person giving such instructions agrees to assist the Collateral Agent in complying with the requirements herein with respect to such investments.

                iii.    With respect to the Borrower Account Collateral:

                                (1) any Borrower Account Collateral that is held in deposit accounts shall be held solely in the name of the Collateral Agent in accounts which satisfy clause
                                        (ii) of the definition of Eligible
                                        Account; each such deposit account shall be subject to the exclusive custody and control of the Collateral Agent, and the Collateral Agent shall have sole signature authority with respect thereto;

                                (2)     any Borrower Account Collateral that
                                        constitutes Physical Property shall be
                                        delivered to the Collateral Agent in
                                        accordance with paragraph (i) of the
                                        definition of "Delivery" and shall be
                                        held, pending maturity or disposition,
                                        solely by the Collateral Agent;

                                (3)     any Borrower Account Collateral that
                                        constitutes a Certificated Security
                                        shall be delivered to the Collateral
                                        Agent in accordance with paragraph (ii)
                                        of the definition of "Delivery" and
                                        shall be held, pending maturity or
                                        disposition, solely by the Collateral
                                        Agent;

                                (4)     any such Borrower Account Collateral
                                        that constitutes an Uncertificated
                                        Security (including any investments in
                                        money market mutual funds, but excluding any Federal Book Entry Security), shall be delivered to the Collateral Agent in accordance with paragraph (iii) of the definition of "Delivery" and shall be maintained, pending maturity or disposition, through continued registration of the Collateral Agent's (or its nominee's) ownership of such security; and

                                (5)     with respect to any Borrower Account
                                        Collateral that constitutes a Federal
                                        Book Entry Security, the Collateral
                                        Agent shall maintain and obtain Control
                                        over such property.

Effective upon Delivery of any Borrower Account Collateral in the form of Physical Property, book-entry securities or uncertificated securities, the Collateral Agent shall be deemed to have represented that it has purchased such Borrower Account Collateral for value, in good faith and without notice of any adverse claim thereto.

                iv. On the Initial Advance Date, the Servicer shall deposit in the Collection Account (i) all Scheduled Payments and prepayments of Initial Receivables with respect to which available funds have been received in the Master Collection Account after the Initial Cutoff Date and
                        (ii) all Liquidation Proceeds and proceeds of Insurance Policies realized in respect of Financed Vehicles related to the Initial Receivables after the Initial Cutoff Date.

                v. On any day, the Borrower may deposit such amounts as it may elect, in its sole discretion, in the Collateral Account, provided that (i) the amount on deposit in the Collateral Account may not at any time exceed the greater of 5% of the Borrowing Base and $5,000,000 and
                        (ii) the amount on deposit in the Collateral Account must be reduced to zero for a period of five consecutive Business Days during every period of 30 days.

        b. Servicer Reimbursements. The Servicer shall be entitled to be reimbursed from amounts on deposit in, or to be deposited in, the Collection Account with respect to a Collection Period for amounts previously deposited in the Collection Account but later determined by the Servicer to have resulted from mistaken deposits or postings or checks returned for insufficient funds. The amount to be reimbursed hereunder shall be paid to the Servicer on the related Distribution Date pursuant to Section 8(a)(ii) or 8(b)(ii) of the Security Agreement. Upon the request of the Collateral Agent or the Agent, the Servicer shall certify any amount to be reimbursed hereunder and shall supply such other information as may be necessary in the opinion of the Collateral Agent and the Agent to verify the accuracy of such certification. The Collateral Agent shall not be under any obligation to make the request described in the immediately preceding sentence.

                c. Application of Collections. For purposes of this Agreement, all collections for a Collection Period shall be applied by the Servicer as follows:

                        i. With respect to each Receivable, payments by or on behalf of the Obligor (other than Supplemental Servicing Fees with respect to such Receivable, to the extent collected) shall be applied to interest and principal thereof to reduce the balance thereof in accordance with the terms of such Receivable.

                        ii. With respect to each Receivable that has become a Purchased Receivable, the Purchase Amount shall be applied to interest and principal on the Receivable in accordance with Section 9.3(a) as if the Purchase Amount had been paid by the Obligor. Nothing contained herein shall relieve any Obligor of any obligation relating to any Receivable.

                        iii. All amounts collected that are payable to the Servicer as Supplemental Servicing Fees hereunder shall be deposited in the Collection Account and paid to the Servicer in accordance with Section 8 of the Security Agreement.

                        iv. All payments by or on behalf of an Obligor received with respect to any Purchased Receivable after the Accounting Date preceding the Determination Date on which the Purchase Amount was paid by the Borrower or the Servicer shall be paid to the Borrower or the Servicer, respectively, and shall not be included in the Amount Available under, and as defined in, the Security Agreement.

                d. Additional Deposits. On or before each Determination Date, the Servicer or the Borrower shall deposit into the Collection Account the aggregate Purchase Amounts with respect to Purchased Receivables. All such deposits of Purchase Amounts shall be made in immediately available funds. On or before each Distribution Date, the Collateral Agent shall remit to the Collection Account any amounts to be transferred into the Collection Account by the Collateral Agent from the Collateral Account pursuant to Section 11 of the Security Agreement.


14.
        REPRESENTATIONS AND WARRANTIES OF THE BORROWER

        In order to induce the other parties hereto to enter into this Agreement and, in the case of the Lenders, to make Advances hereunder, the Borrower hereby represents and warrants to the Agent and the Investors as to itself, as of the Closing Date and the date of each Advance, as follows:

                a. Organization and Good Standing. The Borrower has been duly organized and is validly existing as a limited partnership under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted. The Borrower had at all relevant times and now has, power, authority and legal right to acquire and own the Transferred Receivables and the other Property, and to grant to the Collateral Agent a security interest in the Transferred Receivables, the other Property and the other Borrower Collateral and to enter into and perform its obligations under this Agreement and the other Transaction Documents to which it is a party.

                b. Due Qualification. The Borrower is duly qualified to do business and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would have a material adverse effect on (i) the Borrower's ability to perform its obligations under this Agreement, (ii) the validity or enforceability of the Receivables and the other Conveyed Property or (iii) the Borrower's ability to perform its obligations hereunder and under its Transaction Documents.

                c. Power and Authority The Borrower has the power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party and to carry out its terms and their terms, respectively; the Borrower has full power and authority to grant to the Collateral Agent, for the benefit of the Secured Parties, a perfected first priority security interest in the Transferred Receivables and the other Borrower Collateral and has duly authorized such grant by all necessary partnership action; and the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party have been duly authorized by the Borrower by all necessary partnership and corporate action.

                d. Security Interest; Binding Obligations. This Agreement and the Transaction Documents to which it is a party have been duly executed and delivered and shall create a valid first priority security interest (except, as to priority, for any tax liens or mechanics liens that may arise after the applicable Purchase Date) in the Borrower Collateral in favor of the Collateral Agent, for the benefit of the Secured Parties, enforceable against the Borrower and creditors of and purchasers from the Borrower and any Affiliate thereof (including Drive); and this Agreement and the other Transaction Documents to which it is a party shall constitute legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                e. No Violation. The consummation of the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party, and the fulfillment of the terms of this Agreement and the other Transaction Documents to which it is a party, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the partnership agreement of the Borrower, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Borrower is a party or by which it is bound or any of its properties are subject, or result in the creation or imposition of any Lien (other than Permitted Liens) upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or, to Borrower's knowledge, violate any law, order, rule or regulation applicable to the Borrower of any Official Body having jurisdiction over the Borrower or any of its properties, or in any way materially adversely affect the Borrower's ability to perform its obligations under this Agreement or the other Transaction Documents to which it is a party.

                f. No Proceedings. There are no proceedings or investigations pending or, to the Borrower's knowledge, threatened against the Borrower, before any court or Official Body having jurisdiction over the Borrower or its properties (A) asserting the invalidity of this Agreement or any of the other Transaction Documents, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Borrower of its obligations under, or the validity or enforceability of, this Agreement or any of the other Transaction Documents, (D) that could have a material adverse effect on the Transferred Receivables or other Borrower Collateral or (F) seeking to materially and adversely affect the federal income tax or other federal, state or local tax attributes of the Notes or seeking to impose any excise, franchise, transfer or similar tax upon the Notes or the sale and assignment of the Receivables and the other Borrower Collateral hereunder.

                g. No Consents. The Borrower is not required to obtain the consent of any other party or any approval, authorization, consent, license, approval or authorization, or registration or declaration with, any Official Body or other Person in connection with the execution, delivery, performance, validity or enforceability of this Agreement or the other Transaction Documents to which it is a party, except such as have been duly made, effected or obtained.

                h. Chief Executive Office. The chief executive office of the Borrower is located at 8585 North Stemmons Freeway, Suite 1100-N, Dallas, TX 75247.

                i. Solvency. The Borrower is solvent and will not become insolvent after giving effect to the transactions contemplated by this Agreement and the Transaction Documents. The Borrower has no Indebtedness to any Person other than pursuant to this Agreement and the other Transaction Documents. The Borrower, after giving effect to the transactions contemplated by this Agreement and the other Transaction Documents, will have an adequate amount of capital to conduct its business in the foreseeable future.

                j. Tax Treatment. For federal income tax purposes, the Borrower will be treated as the owner of each Transferred Receivable and other Property, the Borrower will be treated as the borrower under this Receivables Financing Agreement and the Advances made under this Receivables Financing Agreement will be treated as the indebtedness of the Borrower. For accounting purposes, the Borrower will treat the purchase or absolute assignment of each Transferred Receivable and other Property pursuant to the Receivables Purchase Agreement as a purchase or absolute assignment of Drive's full right, title and ownership interest in such Transferred Receivable and other Property (and those Transferred Receivables and other Property contributed to the Borrower by Drive pursuant to the Receivables Purchase Agreement shall be accounted for as an increase in the stated capital of the Borrower) and the Borrower has not in any other manner accounted for or treated the transfer to it of Transferred Receivables and other Property.

                k. Compliance With Laws. The Borrower has complied and will comply in all material respects with all applicable laws, rules, regulations, judgments, agreements, decrees and orders with respect to its business and properties and all Borrower Collateral.

                l. Taxes. The Borrower has filed on a timely basis all tax returns (including, without limitation, foreign, federal, state, local and otherwise) required to be filed, is not liable for taxes payable by any other Person and has paid or made adequate provisions for the payment of all taxes, assessments and other governmental charges due from the Borrower. No tax lien or similar adverse claim has been filed, and no claim is being asserted, with respect to any such tax, assessment or other governmental charge. Any taxes, fees and other governmental charges payable by the Borrower in connection with the execution and delivery of this Agreement and the other Transaction Documents and the transactions contemplated hereby or thereby including the transfer of each Transferred Receivable and other Property to the Borrower have been paid or shall have been paid if and when due at or prior to the Initial Advance Date and the relevant Purchase Date, as the case may be.

                m. Certificates. Each Servicer's Certificate and Borrowing Base Confirmation is accurate in all material respects as of the date thereof.

                n. No Liens, Etc. The Borrower Collateral and each part thereof is owned by the Borrower free and clear of any Adverse Claim or restrictions on transferability and the Borrower has the full right, power and lawful authority to assign, transfer and pledge the same and interests therein, and upon the making of each Advance, the Collateral Agent, for the benefit of the Secured Parties, will have acquired a perfected, first priority and valid security interest (except, as to priority, for any tax lien or mechanics lien that may arise after the applicable Purchase Date) in such Borrower Collateral, free and clear of any Adverse Claim or restrictions on transferability. No effective financing statement or other instrument similar in effect covering all or any part of the Borrower Collateral is on file in any recording office, except such as will be released on the Initial Advance Date or a Subsequent Advance Date or as may have been filed in favor of the Collateral Agent as "Secured Party" pursuant to the Security Agreement or, with respect to the Transferred Receivables, in favor of the Borrower pursuant to the Receivables Purchase Agreement.

                o. Purchase and Sale. Each Transferred Receivable and other Property was purchased by or contributed to the Borrower on the relevant Purchase Date pursuant to the Receivables Purchase Agreement.

                p. Securities Act of 1933; Investment Company Act of 1940. Each purchase of Transferred Receivables and other Property under the Receivables Purchase Agreement will constitute a purchase or other acquisition of notes, drafts, acceptances, open accounts receivable or other obligations representing part or all of the sales price of merchandise, insurance or services within the meaning of Section 3(c)(5) of the Investment Company Act of 1940, as amended.

                q. Information True and Correct. All information heretofore or hereafter furnished by or on behalf of the Borrower in writing to any Lender, the Agent or the Collateral Agent in connection with this Agreement or any transaction contemplated hereby is and will be true and complete in all material respects and does not and will not omit to state a material fact necessary to make the statements contained therein not misleading.

                r. ERISA Compliance. The Borrower has no benefit plans subject to ERISA.

                s. Financial or Other Condition. There has been no material adverse change in the condition (financial or otherwise), business, operations, results of operations, or properties of the Borrower since the Closing Date.

                t. Investment Company Status. The Borrower is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

                u. Eligible Receivables. All Receivables included in the Borrowing Base as of the most recently delivered Servicer's Certificate or Borrowing Base Confirmation are Eligible Receivables.

                v. Use of Proceeds. Neither Borrower nor Drive is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (as defined in Regulation U (12 CFR Part 221) of the Board of Governors of the Federal Reserve System) and none of the proceeds of the Advances will be used, directly or indirectly, for a purpose that violates Regulation T, Regulation U, Regulation X or any other regulation promulgated by the Board of Governors of the Federal Reserve System from time to time.

                w. Separate Existence. The Borrower is operated as an entity with assets and liabilities distinct from those of Drive and any other Affiliates of the Borrower, and the Borrower hereby acknowledges that the Agent and each of the Lenders are entering into the transactions contemplated by this Agreement in reliance upon the Borrower's identity as a separate legal entity from Drive and each such Affiliate. Since its formation, the Borrower has been (and will be) operated in such a manner as to comply with the covenants set forth in
                        Section 11.5.

               There is not now, nor will there be at any time in the future, any agreement or understanding between Drive and the Borrower (other than as expressly set forth herein) providing for the allocation or sharing of obligations to make payments or otherwise in respect of any taxes, fees, assessments or other governmental charges.

                x. Investments. The Borrower does not own or hold, directly or indirectly, any capital stock or equity security of, or any equity interest in, any Person, other than the Permitted Investments in the Borrower Accounts.

                y. Representation and Warranties True and Correct. Each of the representations and warranties of the Borrower contained in this Agreement and the other Transaction Documents is true and correct in all material respects and the Borrower hereby makes each such representation and warranty to, and for the benefit of, the Agent and the other Secured Parties as if the same were set forth in full herein.

                z. Transaction Documents. The Receivables Purchase Agreement is the only agreement pursuant to which the Borrower purchases and receives contributions of Receivables, and the Transaction Documents delivered to the Agent represent all material agreements between Drive, on the one hand, and the Borrower, on the other. The Borrower has furnished to the Agent true, correct and complete copies of each Transaction Document to which the Borrower is a party, each of which is in full force and effect. Neither the Borrower nor any Affiliate party thereto is in default of any of its obligations thereunder in any material respect. Upon the purchase and/or contribution of each Receivable pursuant to the Receivables Purchase Agreement, the Borrower shall be the lawful owner of, and have good title to, such Receivable and all assets relating thereto, free and clear of any Liens. All such assets are transferred to the Borrower without recourse to the Seller except as described in the Receivables Purchase Agreement. The purchases of such assets by the Borrower constitute valid and true sales for consideration (and not merely a pledge of such assets for security purposes) and the contributions of such assets received by the Borrower constitute valid and true transfers for consideration, each enforceable against creditors of the Seller, and no such assets shall constitute property of the Seller.

                aa. Ownership of the Borrower. One hundred percent (100%) of the outstanding partnership interests in the Borrower is and will be directly or indirectly owned by Drive.

15.
        COVENANTS OF THE BORROWER

        From the date hereof until the first day following the Facility Termination Date, on which all Obligations shall have been finally and fully paid and performed, the Borrower hereby covenants and agrees with the Investors, the Collateral Agent, the Custodian and the Agent that it will:

                a.      Protection of Security Interest of the Secured Parties.
                        (a) At or prior to the Initial Advance Date, the Borrower shall have filed or caused to be filed UCC1 financing statements, executed by the Borrower as debtor, naming the Collateral Agent (for the benefit of the Secured Parties) as secured party and describing the Borrower Collateral, with the office of the Secretary of State of the State of Texas and in such other locations as the Agent shall have required. From time to time thereafter, the Borrower shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Secured Parties under this Agreement and the Security Agreement in the Borrower Collateral and in the proceeds thereof. The Borrower shall deliver (or cause to be delivered) to the Agent filestamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. In the event that the Borrower fails to perform its obligations under this subsection, the Agent, or the Collateral Agent at the direction of the Agent or the Agent, may do so, in each case at the expense of the Borrower.

        (b) The Borrower shall not change its name, identity or structure in any manner that would, make any financing statement or continuation statement filed by the Borrower (or by the Agent or the Custodian on behalf of the Borrower) in accordance with paragraph (a) above seriously misleading within the meaning of ss. 9402(7) of the UCC, unless the Borrower shall have given the Agent at least 30 days prior written notice thereof, and shall promptly file appropriate amendments to all previously filed financing statements and continuation statements.

        (c) The Borrower shall give the Agent at least 30 days prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. The Borrower shall at all times maintain its principal executive office within the United States of America.

        (d) The Borrower shall maintain its computer systems, if any, so that, from and after the time of the first Advance under this Agreement, the Borrower's master computer records (including archives) that shall refer to the Borrower Collateral indicate clearly that such Borrower Collateral is subject to first priority security interest in favor of the Collateral Agent, for the benefit of the Secured Parties. Indication of the Collateral Agent's (for the benefit of the Secured Parties) security interest shall be deleted from or modified on the Borrower's computer systems when, and only when, the Borrower Collateral in question shall have been paid in full.

        (e) Without limiting any of the other provisions hereof, if at any time the Borrower shall propose to sell, grant a security interest in, or otherwise transfer any interest in motor vehicle receivables to any prospective purchaser, lender or other transferee, the Borrower shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or printouts (including any restored from archives) that, if they shall refer in any manner whatsoever to any Borrower Collateral shall indicate clearly that such Borrower Collateral is subject to a first priority security interest in favor of the Collateral Agent, for the benefit of the Secured Parties.

                b. Other Liens or Interests. Except for the security interest granted under the Security Agreement, the Borrower will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on the Borrower Collateral or any interest therein, and the Borrower shall defend the right, title, and interest of the Collateral Agent (for the benefit of the Secured Parties), the Investors and the Agent in and to the Borrower Collateral against all claims of third parties claiming through or under the Borrower.

                c. Costs and Expenses. The Borrower shall pay all of its reasonable costs and disbursements in connection with the performance of its obligations hereunder and under the Transaction Documents.

                d. Reporting Requirements. The Borrower shall furnish, or cause to be furnished, to the Agent and the Collateral
                        Agent:

                        i. as soon as available and in any event within 120 days (or next succeeding Business Day if the last day of such period is not a Business Day) after the end of each fiscal year, a copy of the audited consolidated financial statements for such year for Drive and its consolidated Subsidiaries, certified, without qualification by Independent Accountants acceptable to the Agent and the Agent and each other report or statement sent to shareholders or publicly filed by Drive or the Borrower;

                        ii. as soon as available and in any event within 45 days (or next succeeding Business Day if the last day of such period is not a Business Day) after the end of each of the first three quarters of each fiscal year of Drive, a consolidated balance sheet of Drive and its consolidated Subsidiaries as of the end of such quarter and including the prior comparable period, and consolidated statements of income and retained earnings, of Drive and its consolidated Subsidiaries for such quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by the chief financial officer or chief accounting officer of Drive identifying such documents as being the documents described in this paragraph (b) and stating that the information set forth therein fairly presents the financial condition of Drive and its consolidated Subsidiaries as of and for the periods then ended, subject to yearend adjustments and confirming that Drive is in compliance with all financial covenants in the Transaction Documents;

                        iii. as soon as possible and in any event within five days after the occurrence of a Facility Termination Event or Unmatured Facility Termination Event, the statement of an Executive Officer of the Borrower or Drive setting forth complete details of such Facility Termination Event or Unmatured Facility Termination Event and the action which the Borrower has taken, is taking and proposes to take with respect thereto; and

                        iv. promptly, from time to time, such other information, documents, records or reports respecting the Transferred Receivables, the other Property related thereto or the Financed Vehicles related thereto, the other Borrower Collateral or the condition or operations, financial or otherwise, of the Borrower, or Drive or any of its Subsidiaries, as the Agent may, from time to time, reasonably request.

                e.      Separate Existence.

                        i. The Borrower shall conduct its business solely in its own name through its duly authorized officers or agents so as not to mislead others as to the identity of the entity with which such persons are concerned, and shall use its best efforts to avoid the appearance that it is conducting business on behalf of any Affiliate thereof or that the assets of the Borrower are available to pay the creditors of Drive or any Affiliate thereof (other than as expressly provided herein).

                        ii. The Borrower shall maintain records and books of account separate from those of Drive and any Affiliate thereof.

                        iii. The Borrower shall obtain proper authorization for all action requiring such authorization.

                        iv. The Borrower shall pay its own operating expenses and liabilities from its own funds.

                        v. The annual financial statements of Drive shall disclose the effects of the transactions contemplated hereby in accordance with generally accepted accounting principles.

                        vi. The resolutions, agreements and other instruments of the Borrower underlying the transactions described in the Transaction Documents shall be continuously maintained by the Borrower as official records of the Borrower.

                        vii. The Borrower shall maintain an arm's-length relationship with Drive and its Affiliates, and shall not hold itself out as being liable for the debts of Drive or any of its Affiliates.

                        viii. The Borrower shall keep its assets and liabilities separate from those of all other entities other than as permitted by the Transaction Documents.

                        ix. The books and records of the Borrower shall be maintained at the address designated herein for receipt of notices, unless the Borrower shall otherwise advise the parties hereto in writing.

                        x. The Borrower shall not maintain bank accounts or other depository accounts to which any Affiliate is an account party, into which any Affiliate makes deposits or from which any Affiliate has the power to make withdrawals, except as otherwise permitted by the Transaction Documents.

                        xi. The Borrower shall insure that any consolidated financial statements of Drive has notes to the effect that the Borrower is a separate entity whose creditors have a claim on its assets prior to those assets becoming available to its equity holders.

                        xii. The Borrower shall not amend, supplement or otherwise modify its partnership agreement, except in accordance therewith and with the prior written consent of the Agent (which consent shall not be unreasonably withheld).

                f. Tangible Net Worth. The Borrower shall maintain at all times a positive Tangible Net Worth.

                g. Take-Out Securitization. No more than twelve months after the Closing Date and thereafter at least once during each successive twelve month period, the Borrower or an Affiliate shall effect a Take-Out Securitization with respect to at least 90% of all Transferred Receivables which are Eligible Receivables at the time of the closing of such transaction.

                h. Stock, Merger, Consolidation, Etc. The Borrower shall not merge or consolidate with any other Person or permit any other Person to become the successor to all or substantially all of the Borrower's business or assets.

                i. Change in Name. The Borrower shall not make any change to its name or use any trade names, fictitious names, assumed names or "doing business as" names.

                j. Indebtedness; Guarantees. The Borrower shall not create, incur, assume or suffer to exist any indebtedness other than indebtedness permitted under the Transaction Documents. The Borrower shall incur no additional borrowed money indebtedness secured by the Borrower Collateral other than the Advances. The Borrower shall not assume, guarantee, endorse or otherwise be or become directly or contingently liable for the obligations of any Person by, among other things, agreeing to purchase any obligation of another Person, agreeing to advance funds to such Person or causing or assisting such Person to maintain any amount of capital.

                k. Limitation on Transactions with Affiliates. The Borrower shall not enter into, or be a party to any transaction with any Affiliate of the Borrower, except for (a) the transactions contemplated by the Transaction Documents and (b) to the extent not otherwise prohibited under this Agreement, other transactions in the nature of employment contracts and directors' fees, upon fair and reasonable terms materially no less favorable to the Borrower than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate.

                l. Documents. The Borrower shall not cancel or terminate any of the Transaction Documents to which it is party (in any capacity), or consent to or accept any cancellation or termination of any of such agreements, or amend or otherwise modify any term or condition of any of the Transaction Documents to which it is party (in any capacity) or give any consent, waiver or approval under any such agreement, or waive any default under or breach of any of the Transaction Documents to which it is party (in any capacity) or take any other action under any such agreement not required by the terms thereof, unless (in each case) the Agent shall have consented thereto (which consent shall not unreasonably be withheld to the extent set forth in such Transaction Document).

                m. Preservation of Existence. The Borrower shall observe all procedures required by its organizational documents and preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation and qualify and remain qualified in good standing in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualifications would materially adversely affect (1) the interests hereunder of the Agent or any Secured Party, (2) the collectibility of any Receivable or (3) its ability to perform its obligations hereunder or under any of the other Transaction Documents.

                n. Keeping of Records and Books of Account. The Borrower shall maintain and implement (or cause the Servicer to maintain and implement) administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Receivables in the event of the destruction of the originals thereof) and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Transferred Receivables (including, without limitation, records adequate to permit the daily identification of all collections of and adjustments to each Transferred Receivable).

                o. Accounting Treatment. The Borrower shall not prepare any financial statements or other statements (including any tax filings which are not consolidated with those of Drive) which shall account for the transactions contemplated by the Receivables Purchase Agreement in any manner other than as the sale of, or a capital contribution of, the Transferred Receivables and the related assets by the Seller to the Borrower.

                p. Limitation on Investments. The Borrower shall not form, or cause to be formed, any Subsidiaries; or make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Affiliate or any other Person except as otherwise permitted herein and pursuant to the other Transaction Documents.

                q.      Distributions. The Borrower shall not declare or make
                        (a) payment of any distribution on or in respect of any shares of its capital stock, or (b) any payment on account of the purchase, redemption, retirement or acquisition of any option, warrant or other right to acquire such shares unless (in each case) at the time of such declaration or payment (and after giving effect thereto) no Facility Termination Event under Section
                        14.1 or Unmatured Facility Termination Event under
                        Section 14.1 shall occur or be continuing and no amount payable by the Borrower under any Transaction Document is then due and owing but unpaid.

16.
        THE SERVICER

                a. Liability of Servicer. The Servicer (in its capacity as such) shall be liable hereunder only to the extent of the obligations in this Agreement and the other Transaction Documents specifically undertaken by the Servicer and the representations made by the Servicer.

                b. Merger or Consolidation of, or Assumption of the Obligations of, the Servicer. (a) The Servicer shall not merge or consolidate with any other

                        Person, convey, transfer or lease all or substantially all its assets as an entirety to another Person, or permit any other Person to become the successor to all or substantially all of its business or assets, unless after the merger, consolidation, conveyance, transfer, lease or succession, the successor or surviving entity shall be an Eligible Servicer and shall be capable of fulfilling the duties of the Servicer contained in this Agreement. Any Person (i) into which the Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Servicer shall be a party,
                        (iii) which acquires by conveyance, transfer, or lease substantially all of the assets of the Servicer, or (iv) succeeding to the business of the Servicer, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of the Servicer under this Agreement and the Security Agreement and, whether or not such assumption agreement is executed, shall be the successor to the Servicer under this Agreement and the Security Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; provided, however, that nothing contained herein shall be deemed to release the Servicer from any obligation hereunder. The Servicer shall provide notice of any merger, consolidation or succession pursuant to this Section 12.2(a) to the Agent and the Agent shall have consented thereto; provided, however, that if the successor to the Servicer is rated at least investment grade by the Rating Agencies and is in the business of servicing assets similar to the Receivables, the Agent's consent may not be unreasonably withheld. Notwithstanding the foregoing, as a condition to the consummation of the transactions referred to in clauses (i), (ii), (iii) and (iv) above, (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 8.6 shall have been breached in any material respect (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction) and no event that after notice or lapse of time would become a Facility Termination Event pursuant to Section 14.1 shall have occurred and be continuing,
                        (y) the Servicer shall have delivered to the Agent an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this
                        Section 12.2(a), and (z) the Servicer shall have delivered to the Agent an Opinion of Counsel, stating, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the security interest of the Collateral Agent (for the benefit of the Secured Parties) in the Transferred Receivables and reciting the details of the filings, if any, or (B) no such action shall be necessary to preserve and protect such interest.

        (b) Limitation on Liability of Servicer and Others. (a) Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Borrower, the Investors or the Agent, except as provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement; provided, however, that this provision shall not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of a breach of this Agreement or willful misfeasance, bad faith or negligence in the performance of its duties. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on the written advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.



                c. Delegation of Duties. So long as Drive is the Servicer, the Servicer may delegate duties under this Agreement to an Affiliate of Drive with the prior written consent of the Agent (which consent shall not be unreasonably withheld). The Servicer also may at any time perform the specific duties of (i) repossession of Financed Vehicles, and (ii) pursuing the collection of deficiency balances on Liquidated Receivables, in each case through sub- contractors who are in the business of servicing automotive receivables, without the consent of the Agent. The Servicer may also perform other specific duties through such sub-contractors in accordance with its customary servicing policies and procedures without the prior consent of the Agent; provided, however, that no such delegation or subcontracting of duties by the Servicer shall relieve the Servicer of its responsibility with respect to such duties. Neither Drive nor any other party acting as Servicer hereunder shall appoint any other subservicer hereunder without the prior written consent of the Agent.

                d.      Servicer Not to Resign. Subject to the provisions of
                        Section 12.2, the Servicer shall not resign from the obligations and duties imposed on it by this Agreement as Servicer except upon a determination that by reason of a change in legal requirements the performance of its duties under this Agreement would cause it to be in violation of such legal requirements and the Agent does not elect to waive the obligations of the Servicer to perform the duties which render it legally unable to act or to delegate those duties to another Person. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered and acceptable to the Agent. No resignation of the Servicer shall become effective until an entity acceptable to the Agent shall have assumed the responsibilities and obligations of the Servicer.

17.
        SERVICER TERMINATION EVENTS

                a. Servicer Termination Event. For purposes of this Agreement, each of the following shall constitute a "Servicer Termination Event":

                        i. Any failure by the Servicer or, so long as Drive or an Affiliate of the Borrower is the Servicer, the Borrower to deliver to the Collateral Agent any proceeds or payment required to be so made or delivered under the terms of this Agreement or the Security Agreement (or, if Drive or an Affiliate of the Borrower is the

                                Servicer, under the Receivables Purchase
                                Agreement) that continues unremedied for a period of two Business Days (or, with respect to any Purchase Amounts, one Business Day) after written notice is received by the Servicer from the Agent or, without duplication, the Agent or after discovery of such failure by a Responsible Officer of the Servicer;

                        ii. Failure by the Servicer to deliver the Servicer's Certificate required by Section 8.9 by 2:00 p.m. New York City time on each Determination Date (or within two Business Days thereafter, if such failure by the Servicer is due to circumstances outside the Servicer's control);

                        iii. Failure on the part of the Servicer to observe in all material aspects its covenants and agreements set forth in Section 12.2(a);

                        iv. Failure or failures on the part of the Servicer or, so long as Drive or an Affiliate of the Borrower is the Servicer, the Borrower, duly to observe or perform in any material respect any other covenants or agreements of the Servicer or, so long as Drive is the Servicer, the Borrower, as the case may be, set forth in this Agreement or the Security Agreement (or, as to Drive, if Drive is the Servicer, the Receivables Purchase Agreement), which failure or failures, individually or in the aggregate, (i) materially and adversely affect the rights of the Investors and (ii) to the extent capable of cure, continue unremedied for a period of 30 days after the earlier of knowledge thereof by a Responsible Officer of the Servicer and the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Agent;

                        v. The occurrence of an Insolvency Event with respect to the Servicer;

                        vi. Any representation, warranty or statement of the Servicer (or, if Drive or an Affiliate of the Borrower is the Servicer, the Borrower) made in this Agreement or the Security Agreement or any certificate, report or other writing delivered pursuant hereto or thereto shall prove to be incorrect in any material respect as of the time when the same shall have been made (excluding, however, any representation or warranty set forth in the definition of "Eligible Receivable"), and the incorrectness of such representation or warranty has a material adverse effect on the Investors and, within 30 days after the earlier of knowledge thereof by a Responsible Officer of the Servicer and the date written notice thereof shall have been given to the Servicer (or, if Drive or an Affiliate of the Borrower is the Servicer, the Borrower) by the Agent the circumstances or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured;

                        vii. The average of the Servicer Delinquency Ratios for the last day of each of the preceding three Collection Periods equals or exceeds 12%;

                        viii.   The Portfolio Net Loss Ratio exceeds 14%.

                b. Consequences of a Servicer Termination Event. If a Servicer Termination Event shall occur and be continuing, the Agent, by written notice given to the Servicer, may terminate all of the rights and obligations of the Servicer under this Agreement. On or after the receipt by the Servicer of such written notice, all authority, power, obligations and responsibilities of the Servicer under this Agreement, whether with respect to the Notes, the Transferred Receivables, the other Borrower Collateral or otherwise, automatically shall pass to, be vested in and become obligations and responsibilities of such successor Servicer as may be appointed by the Agent; provided, however, that the successor Servicer shall have no liability with respect to (i) any obligation that was required to be performed by the terminated Servicer prior to the date that the successor Servicer becomes the Servicer, (ii) any claim of a third party based on any alleged action or inaction of the terminated Servicer, (iii) any obligation of Drive, as Servicer hereunder, to make any repurchase or make any advance,
                        (iv) any obligation to pay taxes required to be paid by Drive, as Servicer hereunder, (v) any obligation of Drive, as Servicer hereunder, to pay any fees and expenses of any other party to the Transaction Documents or (vi) any indemnification obligation of any prior Servicer. The successor Servicer is authorized and empowered by this Agreement to execute and deliver, on behalf of the prior Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Transferred Receivables and related documents to show the Collateral Agent (for the benefit of the Secured Parties) as lienholder or secured party, or otherwise. The prior Servicer agrees to cooperate with the successor Servicer in effecting the termination of the responsibilities and rights of the prior Servicer under this Agreement, including, without limitation and at the prior Servicer's expense, the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the prior Servicer for deposit, or have been deposited by the prior Servicer, in the Collection Account or thereafter received with respect to the Transferred Receivables and the delivery to the successor Servicer of all Receivable Files, Monthly Records and Collection Records and a computer tape in readable form containing all information necessary to enable the successor Servicer to service the Transferred Receivables. In addition, upon the occurrence of a Servicer Termination Event, the Servicer shall, if so requested by the

                        Agent, deliver to the Agent or successor Servicer its Monthly Records within two days after demand therefor and a computer tape or diskette (or any other means of electronic transmission acceptable to such Person) containing as of the close of business on the date of demand all of the data maintained by the Servicer in computer format in connection with servicing the Transferred Receivables. If requested by the Agent or successor Servicer shall terminate the Intercreditor Agreement and direct the Obligors to make all payments under the Transferred Receivables directly to the successor Servicer (in which event the successor Servicer shall process such payments in accordance with
                        Section 8.2(d)), or to a lockbox established by the successor Servicer at the direction of the Agent, at the prior Servicer's expense. The terminated Servicer shall grant the Agent and any successor Servicer reasonable access to the terminated Servicer's premises at the terminated Servicer's expense.

                c. Appointment of Successor Servicer. (a) On and after (i) the time the Servicer receives a notice of termination pursuant to Section 13.2 or (ii) upon the resignation of the Servicer pursuant to Section 12.5, a successor Servicer appointed by the Agent shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for in this Agreement and shall be subject to all the rights, responsibilities, restrictions, duties, liabilities and termination provisions relating thereto placed on the Servicer by the terms and provisions of this Agreement; provided, however, that the successor Servicer shall not be liable for any acts, omissions or obligations of the Servicer prior to such succession or for any breach by the Servicer of any of its representations and warranties contained in this Agreement or in any related document. The Servicer and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. If a successor Servicer is acting as Servicer hereunder, it shall be subject to termination under Section 13.2 upon the occurrence of any Servicer Termination Event applicable to it as Servicer. Any successor Servicer appointed pursuant to this Section 13.3 shall be entitled to compensation equal to the greater of (i) the Total Servicing Fee or
                        (ii) the then- current "market rate" fee for servicing assets comparable to the Receivables, which rate shall be determined by averaging three servicing fee bids obtained by the Agent from third party servicers selected by the Agent; provided, however, in no event shall a successor Servicer be entitled to receive compensation in excess of 3.0% of the Aggregate Outstanding Principal Balance as of the first day of any related Collection Period, unless the Collateral Agent shall have obtained the prior written consent of the Agent (which consent shall not be unreasonably withheld); and provided, further, that any transition fees payable in connection with the transfer of servicing shall be paid by Drive, and to the extent not paid by Drive, such fees shall be payable pursuant to
                        Section 8(a)(ii) or 8(b)(ii) of the Security Agreement; provided; however, that in no event shall such transition fees exceed $50,000, unless the Collateral Agent shall have obtained the prior written consent of the Agent (which consent shall not be unreasonably withheld).

                (b) Waiver of Past Defaults. The Agent acting with the consent of the Required Lenders, may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon. The waiving party shall provide prompt written notice of any such waiver to the Collateral Agent. The Collateral Agent shall provide the Agent with notice of any waiver of any default by the Servicer hereunder.

18.
        FACILITY TERMINATION EVENTS; EVENTS

                            OF DEFAULT; THEIR EFFECT

                a. Facility Termination Events. Each of the following shall constitute a Facility Termination Event under this
                        Agreement:

                        i. Default in the payment when due of any principal of any Advance, which default shall continue unremedied for one Business Day, or default in the payment of any other amount payable by the Borrower or Drive (in any capacity) hereunder, including, without limitation, any Interest on any Advance which default shall continue for one Business Day;

                        ii. The Borrower or Drive (in any capacity) shall fail to perform or observe any other term, covenant or agreement contained in this Agreement, or any other Transaction Document on its part to be performed or observed and, except in the case of the covenants and agreements contained in Sections 11.7 and 11.8, as to each of which no grace period shall apply, any such failure shall remain unremedied for 30 days (two days with respect to Section 11.6) after knowledge thereof or after written notice thereof shall have been given by the Agent to the Borrower or Drive;

                        iii. Any representation or warranty of the Borrower or Drive (in any capacity) made or deemed to have been made hereunder or in any other Transaction Document or any other writing or certificate furnished by or on behalf of the Borrower or Drive (in any capacity) to the Agent for purposes of or in connection with this Agreement or any other Transaction Document (including any Servicer's Certificate or Borrowing Base Confirmation) shall prove to have been false or incorrect in any material respect when made or deemed to have been made; provided that no breach shall be deemed to occur hereunder in respect of any representation or warranty relating to the "eligibility" of any Receivable if such Receivable shall have been purchased or repurchased by the Servicer or the Seller;

                        iv. An Insolvency Event shall have occurred and be continuing with respect to the Borrower or Drive;

                        v. The aggregate principal amount of all Advances outstanding hereunder exceeds the Borrowing Base and such condition continues unremedied for one Business Day (such excess referred to as the "Borrowing Base Deficiency");

                        vi. The Internal Revenue Service shall file notice of a lien pursuant to Section 6323 of the Internal Revenue Code with regard to any of the assets of the Borrower or any material portion of the assets of Drive and such lien shall not have been released within 5 Business Days, or the Pension Benefit Guaranty Corporation shall file notice of a lien pursuant to Section 4068 of ERISA with regard to any of the assets of the Borrower or Drive and such lien shall not have been released within 5 Business Days;

                        vii. (i) Any Transaction Document or any lien or security interest granted thereunder by the Borrower, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of the Borrower; or (ii) the Borrower or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or (iii) any security interest securing any Obligation shall, in whole or in part, cease to be a perfected first priority security interest (except, as to priority, for any tax liens or mechanics liens that may arise after the applicable Purchase
                                Date) against the Borrower; or

                        viii. A Servicer Termination Event shall have occurred and be continuing.

                b.      Effect of Facility Termination Event.

                        i. Optional Termination. Upon the occurrence of a Facility Termination Event (other than a Facility Termination Event described in Section 14.1(d)), the Agent may declare all or any portion of the outstanding principal amount of the Advances and other Obligations to be due and payable and/or the Facility (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Advances and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Facility shall terminate.

                        ii. Automatic Termination. Upon the occurrence of a Facility Termination Event described in Section 14.1(d) or a Servicer Termination Event described in Section 13.1(e), the Facility Termination Date shall be deemed to have occurred automatically, and all outstanding Advances under this Agreement and all other Obligations under this Agreement shall become immediately and automatically due and payable, all without presentment, demand, protest or notice of any kind.

                c. Rights Upon Termination Event. (a) If a Facility Termination Event shall have occurred and be continuing, the Agent may direct the Collateral Agent to exercise any of the remedies specified in the Security Agreement in respect of the Borrower Collateral.

19.
         THE AGENT

                a. Appointment. Each Lender hereunder hereby irrevocably designates and appoints IFA as Agent hereunder and under the other Transaction Documents, and authorizes the Agent to take such action on its behalf under the provisions of this Agreement, the Security Agreement and the other Transaction Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent or, when the Agent is entitled so to act, to the Agent by the terms of this Agreement, the Security Agreement and the other Transaction Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Agent to any Lender shall be read into this Agreement, the Security Agreement or the other Transaction Documents or shall otherwise exist against the Agent. In performing its functions and duties hereunder, the Agent shall act solely as the agent of the Lenders, and the Agent does not assume, nor shall be deemed to have assumed, any obligation or relationship of trust or agency with or for any such Person.

                b. Delegation of Duties. The Agent may execute any of its duties under this Agreement, the Security Agreement and the other Transaction Documents by or through its subsidiaries, affiliates, agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible to any Lender for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

                c. Exculpatory Provisions. Neither the Agent (acting in such capacity) nor any of its directors, officers, agents or employees shall be (a) liable for any action lawfully taken or omitted to be taken by it or them or any Person described in Section 15.2 under or in connection with this Agreement, the Security Agreement or the other Transaction Documents (except for its, their or such Person's own gross negligence or willful misconduct), or
                        (b) responsible in any manner to any Person for any recitals, statements, representations or warranties of any Person (other than itself) contained in the Transaction Documents or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, the Transaction Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Transaction Documents or any other document furnished in connection therewith or herewith, or for any failure of any Person (other than itself or its directors, officers, agents or employees) to perform its obligations under any Transaction Document or for the satisfaction of any condition specified in a Transaction Document. Except as otherwise expressly provided in this Agreement, the Agent shall not be under any obligation to any Person to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, the Transaction Documents, or to inspect the properties, books or records of the Borrower, Drive or the Servicer.

                d. Reliance by Agent. The Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to each of the Lenders), independent accountants and other experts selected by the Agent. The Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement, the Security Agreement, any other Transaction Document or any other document furnished in connection herewith or therewith unless it shall first receive such advice or concurrence of the Lenders, as it deems appropriate, or it shall first be indemnified to its satisfaction by the Lenders against any and all liability, cost and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement, the Security Agreement, the other Transaction Documents or any other document furnished in connection herewith or therewith in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

                e.      Action Upon Certain Events; Reports and Notices.

                        i. To the extent the Agent is entitled to consent to or withhold its consent of any waiver or amendment of this Agreement, the Security Agreement or other Transaction Documents in accordance with the terms hereof or thereof, or is notified in writing by a party hereto of a Facility Termination Event or Servicer Termination Event, the Agent shall (i) give prompt notice to the Lenders of any such waiver, amendment, Facility Termination Event or Servicer Termination Event of which it is aware, and (ii) take such action with respect to such waiver, amendment, Facility Termination Event or Servicer Termination Event as shall be directed by the Required Lenders; provided, however, that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such waiver, amendment, Facility Termination Event or Servicer Termination Event, as applicable, as the Agent shall, in its sole discretion, deem advisable and in the best interests of the Lenders.

                        ii. The Agent shall upon request promptly provide the Lenders with copies of reports and notices received by it hereunder and under the Custodian Agreement and the Security Agreement.

                f. Non-Reliance on Agent. The Lenders expressly acknowledge that neither the Agent, nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Agent hereafter taken, including, without limitation, any review of the affairs of either the Borrower, the Seller, Drive, or the Servicer, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Except as expressly provided herein, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the Borrower Collateral or the business, operations, property, prospects, financial and other condition or creditworthiness of the Borrower, Drive, the Seller, the Servicer, or the Lenders which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

                g. Indemnification. The Lenders agree to indemnify the Agent and its officers, directors, employees, representatives and agents (to the extent not reimbursed by the Borrower, the Servicer or Drive under the Transaction Documents, and without limiting the obligation of such Persons to do so in accordance with the terms of the Transaction Documents), ratably according to their Commitment Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for the Agent or the affected Person in connection with any investigative, or judicial proceeding commenced or threatened, whether or not the Agent or such affected Person shall be designated a party thereto) that may at any time be imposed on, incurred by or asserted against the Agent or such affected Person as a result of, or arising out of, or in any way related to or by reason of, any of the transactions contemplated hereunder or under the Transaction Documents or any other document furnished in connection herewith or therewith (but excluding any such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the gross negligence or willful misconduct of the Agent or such affected Person).

                h. Successor Agent. The Agent may, upon five (5) days' notice to the Lenders (with a copy to the Borrower), resign as Agent; provided, in either case, that a Lender agrees to become the successor Agent hereunder in accordance with the next sentence. If the Agent shall resign as Agent under this Agreement, then the Required Lenders during such period shall appoint from among the Lenders a successor agent, whereupon such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent, effective upon its acceptance of such appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. After the retiring Agent's resignation hereunder as Agent, the provisions of this Article XV shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. No resignation of the Agent shall become effective until a successor Agent shall have assumed the responsibilities and obligations of the Agent; provided, however, that in the event a successor Agent is not appointed within 60 days after the Agent has given notice of its resignation as permitted by this Section 15.8, the Agent may petition a court for its removal.

                i. Liability of the Agent. Notwithstanding any provision of this Agreement, the Security Agreement or any other Transaction Document: (i) the Agent shall not have any obligations under this Agreement, the Security Agreement or any other Transaction Document other than those specifically set forth herein and therein, and no implied obligations of the Agent shall be read into this Agreement, the Security Agreement or any other Transaction Document; and (ii) in no event shall the Agent be liable under or in connection with this Agreement, the Security Agreement or any other Transaction Document for indirect, special, or consequential losses or damages of any kind, including lost profits, even if advised of the possibility thereof and regardless of the form of action by which such losses or damages may be claimed. Neither the Agent nor any of its respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken in good faith by it or them under or in connection with this Agreement, the Security Agreement or any other Transaction Document, except for its or their own gross negligence or willful misconduct. Without limiting the foregoing, the Agent (a) may consult with legal counsel (including counsel for the Lenders, the Borrower or the Servicer), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (b) shall not be responsible to the Lenders, the Borrower, Drive, the Servicer, or the Seller for any statements, warranties or representations (other than its own statements) made in or in connection with this Agreement, the Security Agreement or the other Transaction Documents, (c) shall not be responsible to the Lenders, the Borrower, Drive, the Servicer, or the Seller for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the Security Agreement or the other Transaction Documents (other than the legality, validity, enforceability or genuineness of its own execution, authorization and performance hereof and thereof), (d) shall incur no liability under or in respect of any of the commercial paper or other obligations of the Lenders under this Agreement, the Security Agreement or the other Transaction Documents and (e) shall incur no liability under or in respect of this Agreement, the Security Agreement or the other Transaction Documents by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile) believed by it to be genuine and signed or sent by the proper party or parties. Notwithstanding anything else herein or in the other Transaction Documents, it is agreed that where the Agent may be required under this Agreement, the Security Agreement or the other Transaction Documents to give notice of any event or condition or to take any action as a result of the occurrence of any event or the existence of any condition, the Agent agrees to give such notice or take such action only to the extent that it has actual knowledge of the occurrence of such event or the existence of such condition, and shall incur no liability for any failure to give such notice or take such action in the absence of such knowledge.

                j. Agent and Affiliates. The Agent and any of its Affiliates may generally engage in any kind of business with the Borrower, the Servicer, the Seller, Drive, any Obligor, any of their respective Affiliates and any Person who may do business with or own securities of the Borrower, the Servicer, the Seller, Drive, any Obligor or any of their respective Affiliates, all as if the Agent were not the Agent hereunder and without any duty to account therefor to any Lender.

                k. Agent. All the provisions of this Article XV shall apply to the Agent in its capacity as Agent.

20.
      ASSIGNMENTS

                a. Restrictions on Assignments. Except as specifically provided herein (with respect to the Servicer), neither the Borrower, the Servicer, Drive, nor the Seller may assign any of their respective rights or obligations hereunder or any interest herein without the prior written consent of the Agent and the Required Lenders. No Lender may assign its rights or obligations hereunder, any Advance or any Note (or any portion thereof) to any Person without the prior written consent of the Borrower and the Agent (as to the Borrower only, such consent not to be unreasonably withheld or delayed); provided, however, that any Lender may assign, or grant a security interest in, all or any portion of the Advances and the Note to (i) IFA or any of its Affiliates or another Lender or (ii) any Person managed by IFA or any of its Affiliates (each, an "Eligible Assignee"), in each case under clauses (i), (ii) and
                        (iii) above, without the prior written consent of the Borrower; provided, further, that after the occurrence of the Facility Termination Date, any Lender may, subject to the provisions of Section 16.5, assign all or a portion of the Advance or Note held by it to a Person other than those identified in clauses (i), (ii) and
                        (iii) above without the prior written consent of the Borrower.

                b. Documentation. Each Lender shall deliver to each assignee an assignment, in such form as such Lender and the related assignee may agree, duly executed by such Lender assigning any such rights, obligations, Advance or Note to the assignee; and such Lender shall promptly execute and deliver all further instruments and documents, and take all further action, that the assignee may reasonably request, in order to perfect, protect or more fully evidence the assignee's right, title and interest in and to the items assigned, and to enable the assignee to exercise or enforce any rights hereunder or under the Note evidencing such Advance.

                c. Rights of Assignee. Upon the foreclosure of any assignment of any Advances made for security purposes, or upon any other assignment of any Advance from any Lender pursuant to this Article XVI, the respective assignee receiving such assignment shall have all of the rights of such Lender hereunder with respect to such Advances and all references to the Lender or Investors in Section 6.1 shall be deemed to apply to such assignee.

                d. Notice of Assignment. Each Lender shall provide notice to the Borrower of any assignment hereunder by such Lender to any assignee.

                e.      Registration; Registration of Transfer and Exchange.

                        i. The Agent shall keep a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Agent shall provide for the registration of the Notes and of transfer of the Notes. The Agent is hereby appointed "Note Registrar" for the purpose of registering the Notes and transfers of the Notes as herein provided.

                        ii. Each person who has or who acquired a Note shall be deemed by such acquisition to have agreed to be bound by the provisions of this Section 16.5. The Agent shall not register (or cause to be registered) the transfer of the Note, unless the proposed transferee shall have delivered to the Agent a properly executed Form W-9 and, in the case of a transferee who is a foreign person (within the meaning of Section 7701(a)(5) of the Code), a properly executed Form W-8ECI or Form W-8BEN.

                        iii. At the option of the holder thereof, a Note may be exchanged for one or more new Notes of any authorized denominations and of a like class and aggregate principal amount at an office or agency of the Borrower. Whenever any Note is so surrendered for exchange, the Borrower shall execute and deliver (through the Agent) the new Note which the holder making the exchange is entitled to receive.

                        iv. Upon surrender for registration of transfer of any Note at an office or agency of the Borrower, the Borrower shall execute and deliver (through the Agent), in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like class and aggregate principal amount.

                        v. All Notes issued upon any registration of transfer or exchange of any Note in accordance with the provisions of this Agreement shall be the valid obligations of the Borrower, evidencing the same debt, and entitled to the same benefits under this Agreement, as the Note(s) surrendered upon such registration of transfer or exchange.

                        vi. Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Borrower or the Agent) be fully endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Note Registrar, duly executed by the holder thereof or his attorney duly authorized in writing. Each such Note shall be accompanied by a statement providing the name of the transferee and indicating whether the transferee is subject to income tax backup withholding requirements and whether the transferee is the sole beneficial owner of such Notes.

                        vii. No service charge shall be made for any registration of transfer or exchange of a Note, but the Borrower may require payment from the transferee holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer of exchange of a Note, other than exchanges pursuant to this Section 16.5.

                        viii. The holders of the Notes shall be bound by the terms and conditions of this Agreement.

                f.      Mutilated, Destroyed, Lost and Stolen Notes.

                        i. If any mutilated Note is surrendered to the Agent, the Borrower shall execute and deliver (through the Agent) in exchange therefor a new Note of like class and tenor and principal amount and bearing a number not contemporaneously outstanding.

                        ii. If there shall be delivered to the Borrower and the Agent prior to the payment of the Note (i) evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Borrower or the Agent that such Note has been acquired by a bona fide purchaser, the Borrower shall execute and deliver (through the Agent), in lieu of any such destroyed, lost or stolen Note, a new Note of like class, tenor and principal amount and bearing a number not contemporaneously outstanding.

                        iii.    Upon the issuance of any new Note under this
                                Section 16.6, the Borrower may require the payment from the transferor holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith.

                        iv.     Every new Note issued pursuant to this Section
                                16.6 and in accordance with the provisions of this Agreement, in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Borrower, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Notes duly issued hereunder.

                        v. The provisions of this Section 16.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of a mutilated, destroyed, lost or stolen Note.

                g. Persons Deemed Owners. The Borrower, the Servicer, the Agent, the Collateral Agent and any agent for any of the foregoing may treat the holder of any Note as the owner of such Note for all purposes whatsoever, whether or not such Note may be overdue, and none of the Borrower, the Servicer, the Agent, the Collateral Agent and any such agent shall be affected by notice to the contrary.

                h. Cancellation. All Notes surrendered for payment or registration of transfer or exchange shall be promptly canceled. The Borrower shall promptly cancel and deliver to the Agent any Notes previously authenticated and delivered hereunder which the Borrower may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Borrower. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 16.8, except as expressly permitted by this Agreement.

                i.      Participations; Pledge.

                        i. At any time and from time to time, each Lender may, in accordance with applicable law, at any time grant participations in all or a portion of its Commitment and/or its interest in the Advances and other payments due to it under this Agreement to any Person (each, a "Participant"); provided, however, that no participation shall be granted to any Person unless and until the Agent shall have consented thereto (which consent shall not be unreasonably withheld or delayed). Each Lender hereby acknowledges and agrees that (A) any such participation will not alter or affect such Lender's direct obligations hereunder, and (B) neither the Borrower, the Agent nor the Servicer shall have any obligation to have any communication or relationship with any Participant. Each Participant shall comply with the provisions of Section 5.1(c) . No Participant (i) which is other than an Eligible Assignee shall be entitled to receive additional amounts under Section 6.1 in excess of the additional amounts its lead Lender would have been entitled to receive had such participation not been granted unless such Participant was consented to by the Borrower or (ii) shall be entitled to transfer all or any portion of its participation without the prior written consent of the Agent.

                        ii. Each Lender may pledge its interest in the Advances and its Note to any Federal Reserve Bank as collateral in accordance with applicable law.

21.
     INDEMNIFICATION

                a. General Indemnity. Without limiting any other rights which any such Person may have hereunder or under applicable law, the Borrower and Drive, jointly and severally, hereby agree to indemnify the Agent, the Investors, the Custodian, the Collateral Agent and each Eligible Assignee and each of their Affiliates, and each of their respective successors, transferees, participants and assigns and all officers, directors, shareholders, controlling persons, employees and agents of any of the foregoing (each of the foregoing Persons being individually called an "Indemnified Party"), forthwith on demand, from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively called "Indemnified Amounts") awarded against or incurred by any of them arising out of or relating to any Transaction Document or the transactions contemplated thereby or the use of proceeds therefrom by the Borrower or Drive, including (without limitation) in respect of the funding of any Advance or in respect of any Transferred Receivable, excluding, however, (a) Indemnified Amounts to the extent determined by a court of competent jurisdiction to have resulted from gross negligence or willful misconduct on the part of any Indemnified Party or its agent or subcontractor, (b) except as otherwise provided herein, nonpayment by any Obligor of an amount due and payable with respect to a Transferred Receivable, (c) any loss in value of any Financed Vehicle or Permitted Investment due to changes in market conditions or for other reasons beyond the control of the Borrower or Drive or (d) any tax upon or measured by net income on any Indemnified Party. Without limiting the foregoing, but subject to the exclusions
                        (a) through (d) above, the Borrower and Drive agree to indemnify each Indemnified Party for Indemnified Amounts arising out of or relating to:

                                (1)     the breach of any representation or
                                        warranty made by the Borrower or Drive
                                        (or any of their respective officers)
                                        under or in connection with this
                                        Agreement or the other Transaction
                                        Documents, any Servicer's Certificate,
                                        Borrowing Base Confirmation or any other information, report or certificate delivered by the Borrower or Servicer pursuant hereto or thereto, which shall have been false or incorrect in any material respect when made or deemed made, provided that a breach of a representation or warranty with respect to the eligibility of any Receivable will not result in liability hereunder once either (A) such Receivable is repurchased by Drive pursuant to Section
                                        8.19 or (B) such Receivable is no longer included in the Borrowing Base and the outstanding principal amount of Advances is less than or equal to the Borrowing Base;

                                (2) the failure by the Borrower or Drive to comply in any material way with any applicable law, rule or regulation with respect to any Transferred Receivable or any Financed Vehicle, or the nonconformity of any Transferred Receivable with any such applicable law, rule or regulation;

                                (3) any failure of Drive or an Affiliate of the Borrower, as Servicer, to perform its duties or obligations in accordance with the provisions of Article VIII or any provision contained in any Transaction Document;

                                (4) any claim involving products liability that arises out of or relates to merchandise or services that are the subject of any Transferred Receivable or strict liability claim in connection with any Financed Vehicle related to a Transferred Receivable;

                                (5) any tax or governmental fee or charge (but not including taxes upon or measured by net income), all interest and penalties thereon or with respect thereto, and all outofpocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the making, maintenance or funding, directly or indirectly, of any Advance, or any other interest in the Borrower Collateral;

                                (6)     the offering or effectuation of any
                                        Take-Out Securitization;

                                (7) the use, ownership or operation, if any, by Drive or any Affiliate thereof of a Financed Vehicle;

                                (8) negligence, misfeasance or bad faith of Drive in the performance of its duties under the Transaction Documents (including any violation of law); or

                                (9)     the commingling of the proceeds of
                                        Borrower Collateral at any time with
                                        other funds.

Indemnification under this Section 17.1 shall survive the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If Drive or the Borrower has made any indemnity payments pursuant to this Section 17.1 and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to such Person, without interest.

Notwithstanding the indemnity provisions contained in clauses (i) through (vii) of this Sections 17.1, neither Drive nor the Borrower shall be required to indemnify any Indemnified Party against any costs, expenses, losses, damages, claims or liabilities to the extent the same shall have been (i) caused by the misfeasance, bad faith or gross negligence (or ordinary negligence in the handling of funds) of such party, or (ii) suffered by reason of uncollectible or uncollected Receivables not caused by Drive's or the Borrower's negligence, misfeasance or bad faith.

                b. Contribution. If for any reason (other than the exclusions (a) through (d) set forth in the first paragraph of Section 17.1) the indemnification provided above in Section 17.1 is unavailable to an Indemnified Party or is insufficient to hold an Indemnified Party harmless, then the Borrower and Drive, jointly and severally, agree to contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party, on the one hand, and Drive, the Borrower and its Affiliates, on the other hand, but also the relative fault of such Indemnified Party, on the one hand, and Drive, the Borrower and its Affiliates, on the other hand, as well as any other relevant equitable considerations.

22.
       MISCELLANEOUS

                a. No Waiver; Remedies. No failure on the part of any Investor, the Agent, any Indemnified Party or any Affected Person to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by any of them of any right, power or remedy hereunder preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Without limiting the foregoing, each Investor and Participant is hereby authorized by the Borrower and Drive at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by it to or for the credit or the account of the Borrower or Drive (as the case may be) to the amounts owed by the Borrower or Drive, respectively, under this Agreement, to the Agent, any Affected Person, any Indemnified Party or any Investor or their respective successors and assigns.

                b. Amendments, Waivers. This Agreement may not be amended, supplemented or modified nor may any provision hereof be waived except in accordance with the provisions of this
                        Section 18.2. With the written consent of the Required Lenders, the Agent, the Borrower, the Servicer,

                        Drive, the Collateral Agent and the Custodian may, from time to time, enter into written amendments, supplements, waivers or modifications hereto for the purpose of adding any provisions to this Agreement or changing in any manner the rights of any party hereto or waiving, on such terms and conditions as may be specified in such instrument, any of the requirements of this Agreement (which consent shall not be unreasonably withheld if such amendment, supplement, waiver or modification is accompanied by an Opinion of Counsel that such amendment, supplement, waiver or modification will not adversely affect in any material respect the Required Lenders or the Agent); provided, however, that no such amendment, supplement, waiver or modification shall (i) reduce the amount of or extend the maturity of any payment with respect to an Advance or reduce the rate or extend the time of payment of Interest thereon, or reduce or alter the timing of any other amount payable to any Lender hereunder, in each case without the consent of each Lender affected thereby or (ii) amend, modify or waive any provision of this Section
                        18.2 or 18.12, or reduce the percentage specified in the definition of Required Lenders, in each case without the written consent of all Lenders. Any waiver of any provision of this Agreement shall be limited to the provisions specifically set forth therein for the period of time set forth therein and shall not be construed to be a waiver of any other provision of this Agreement.

                c. Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by certified mail, postage prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, (a) if personally delivered, when received, (b) if sent by certified mail, three Business Days after having been deposited in the mail, postage prepaid, (c) if sent by overnight courier, one Business Day after having been given to such courier, and (d) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means, except that notices and communications pursuant to
                        Section 2.2 shall not be effective until received.

                d. Costs, Expenses and Taxes. (a) In addition to the rights of indemnification granted under Section 17.1, the Borrower or Drive on behalf of the Borrower agrees to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, execution, delivery, syndication and administration of this Agreement and the other documents and agreements to be delivered hereunder or with respect hereto, and Drive further agrees to pay all reasonable costs and expenses of the Agent in connection with any amendments, waivers or consents executed in connection with this Agreement, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and remedies under this Agreement, and to pay all costs and expenses, if any (including reasonable counsel fees and expenses), of the Agent, the Lenders, the Investors, the Collateral Agent and their respective Affiliates, in connection with the enforcement against Drive or the Borrower of this Agreement or any of the other Transaction Documents and the other documents and agreements to be delivered hereunder or with respect hereto.

        (b) In addition, Drive shall pay any and all stamp, personal property, transfer and other taxes and fees payable in connection with the execution, delivery, filing and recording of this Agreement, the Note, applicable UCC financing statements or the other documents or agreements to be delivered hereunder, and the pledge of the Borrower Collateral, and agrees to save each Indemnified Party harmless from and against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

                e. Binding Effect; Survival. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Investors, the Collateral Agent, the Custodian, the Servicer, Drive, the Agent and their respective successors and assigns, and the provisions of Section 5.1(b), Article VI, Section 12.1 and Article XVII shall inure to the benefit of the Affected Persons and the Indemnified Parties, respectively, and their respective successors and assigns; provided, however, nothing in the foregoing shall be deemed to authorize any assignment not permitted by Article XVI. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time, after the Facility Termination Date when all Obligations have been finally and fully paid and performed. The rights and remedies with respect to any breach of any representation and warranty made by the Borrower pursuant to Article X and the indemnification and payment provisions of Article VI, Section 12.1 and
                        Article XVII and the provisions of Section 18.10,
                        Section 18.12 and Section 18.13 shall be continuing and shall survive any termination of this Agreement and any termination of Drive's rights to act as Servicer hereunder or under any other Transaction Document.

                f. Captions and Cross References. The various captions (including, without limitation, the table of contents) in this Agreement are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement. Unless otherwise indicated, references in this Agreement to any Section, Schedule or Exhibit are to such Section of or Schedule or Exhibit to this Agreement, as the case may be, and references in any Section, subsection, or clause to any subsection, clause or subclause are to such subsection, clause or subclause of such Section, subsection or clause.

                g. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

                h. GOVERNING LAW. THIS AGREEMENT AND THE NOTE SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICT OF LAW PRINCIPLES (OTHER THAN
                        SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

                i. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original but all of which shall constitute together but one and the same agreement.

                j. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE BORROWER, THE AGENT, THE COLLATERAL AGENT, THE INVESTORS OR ANY OTHER AFFECTED PERSON. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER TRANSACTION DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ITS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER TRANSACTION DOCUMENT.

                k.      No Proceedings.

                Each of IFA, Drive, the Custodian, the Servicer, the Collateral Agent, each Investor and the Agent hereby agrees that it will not institute against the Borrower, or join any other Person in instituting against the Borrower, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Insolvency Event) so long as any Advances or other amounts due from the Borrower hereunder shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Advances or other amounts shall be outstanding. The foregoing shall not limit such Person's right to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted by any Person other than such Person.

                l. Limited Recourse to the Lenders. No recourse under any obligation, covenant or agreement of a Lender contained in this Agreement shall be had against any incorporator, stockholder, officer, director, member, manager, employee or agent of any Lender or any of its Affiliates (solely by virtue of such capacity) by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is solely a corporate obligation of each Lender, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, officer, director, member, manager, employee or agent of any Lender or any of their Affiliates (solely by virtue of such capacity) or any of them under or by reason of any of the obligations, covenants or agreements of a Lender contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by a Lender of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, officer, director, member, manager, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of this Agreement; provided that the foregoing shall not relieve any such Person from any liability it might otherwise have as a result of their willful misconduct, gross negligence or of fraudulent actions taken or fraudulent omissions made by them.

                m. Collateral Agent. Each Lender and each Investor by its acceptance of any interest in any Note or Advance or in a Lender's obligation to make Advances hereunder and the Agent designate and appoint IFA Incorporated, to act as Collateral Agent hereunder and under the Security Agreement. IFA Incorporated, by its execution hereof, accepts and agrees to such designation and appointment and agrees to perform its obligations hereunder and under the Security Agreement in accordance with the terms thereof and for the benefit of the Agent, the Lenders and other Secured Parties. In furtherance of the foregoing, each Lender authorizes the Agent to enter into the Security Agreement and to appoint the Collateral Agent to act on behalf of, and as agent for, such Lender and the Agent hereunder and under the Security Agreement and agrees to be bound by Section 8 of such agreement.

                n. Custodian. Wells Fargo Bank Minnesota, National Association accepts and agrees to its designation and appointment as Custodian under the Custodian Agreement and agrees to perform its obligations under such agreement in accordance with the terms thereof and for the benefit of the Borrower and the Secured Parties.

                o. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

                p. ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS EXECUTED AND DELIVERED HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

                q. Confidentiality. (a) The Borrower, the Servicer, and Drive shall hold in confidence, and not disclose to any Person, the identity of any Lender or the terms of any fees payable in connection with this Agreement except they may disclose such information (i) to their officers, directors, employees, agents, counsel, accountants, auditors, advisors or representatives, (ii) with the consent of such Lender and Agent, or (iii) to the extent the Borrower, Drive or the Servicer or any Affiliate of any of them should be required by any law or regulation applicable to it or requested by any Official Body to disclose such information; provided, that, in the case of clause (iii), the Borrower, Drive or the Servicer, as the case may be, will use all reasonable efforts to maintain confidentiality and will (unless otherwise prohibited by law) notify the Agent of its intention to make any such disclosure prior to making such disclosure.

        (b) The Agent and each Lender, severally and with respect to itself only, covenants and agrees that any information obtained by the Agent or such Lender pursuant to this Agreement shall be held in confidence (it being understood that documents provided to the Agent hereunder may in all cases be distributed by the Agent to the Lenders) except that the Agent or such Lender may disclose such information (i) to its officers, directors, employees, agents, counsel, accountants, auditors, advisors or representatives, (ii) to the extent such information has become available to the public other than as a result of a disclosure by or through the Agent or such Lender, (iii) to the extent such information was available to the Agent or such Lender on a nonconfidential basis prior to its disclosure to the Agent or such Lender hereunder, (iv) with the consent of Drive, (v) to the extent permitted by Article XVI, or (vi) to the extent the Agent or such Lender should be (A) required in connection with any legal or regulatory proceeding or (B) requested by any Official Body to disclose such information; provided, that, in the case of clause (vi) above, the Agent or such Lender, as applicable, will use all reasonable efforts to maintain confidentiality and, in the case of clause (vi)(A) above, will (unless otherwise prohibited by law) notify Drive of its intention to make any such disclosure prior to making any such disclosure.

                      [signature pages begin on next page]

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                    DRIVE BOS LP
                    By:  Drive BOS GP LLC, its general partner


                    By:
                       -----------------------------------------------
                           Name:
                           Title:
                           Attention: Vice President-Finance
                           Facsimile No.:
                    DRIVE FINANCIAL SERVICES LP
                    By:  Drive GP LLC, its general partner


                    By:
                       -----------------------------------------------
                           Name:
                           Title:
                           Attention: Vice President-Finance
                           Facsimile No.:
                    IFA INCORPORATED, as Agent and Collateral
              Agent



                    By:
                       -----------------------------------------------
                           Name:
                           Title:

                    By:
                       -----------------------------------------------
                           Name:
                           Title:
                           565 Fifth Avenue
                           New York, New York 10017
                           Attention:
                           Facsimile No.:   212-557-9460

                    WELLS FARGO BANK MINNESOTA
             NATIONAL ASSOCIATION,
                            as Custodian



                    By:
                       -----------------------------------------------
                    Name:
                           -------------------------------------------
                    Title:
                            ------------------------------------------
                    [address]
                    Attention: Corporate Trust Services - Asset
                                    Backed Administration
                    Facsimile No.:

                                            EXHIBIT A
                            [SUBJECT TO SUBSTITUTION BY BORROWER]
IFA Incorporated,
  as Agent
565 Fifth Avenue
New York, NY 10017
Attention:
Fax #:  212-557-9460
Phone #:  212-450-____
[Name of Custodian]

-------------
-------------
-------------
Attention: Corporate Trust Services -
           Asset Backed Administration
Fax #:_________
Phone #: -
RE:     Advance Request: $__________

                                  [______________________ ]
Gentlemen and Ladies:

        This Advance Request is delivered to you pursuant to Section 2.2 of the Receivables Financing Agreement, dated as of August 18, 2000 (together with all amendments, if any, from time to time made thereto, the "Receivables Financing Agreement"), among Drive BOS LP (the "Borrower"), Drive Financial Services LP, Wells Fargo Bank Minnesota, National Association, the Lenders parties thereto and IFA Incorporated, as Agent (in such capacity, the "Agent") and as Collateral Agent (in such capacity, the "Collateral Agent") and the other parties thereto. Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein have the meanings provided in the Receivables Financing Agreement.

        The Borrower hereby requests that an Advance be made in the aggregate principal amount of $_____ on ________, 20 [having a Interest Period _____days].

        Please wire xxxxxxxxx to the Borrower at the Borrower's direction. Wiring instructions are included at the end of this letter.

        The Borrower hereby acknowledges that, pursuant to Section 2.4 of the Receivables Financing Agreement, each of the delivery of this Advance Request and the acceptance by the Borrower of the proceeds of the Advances requested hereby constitutes a representation and warranty by the Borrower that, on the date of such Advances, and before and after giving effect thereto and to the application of the proceeds therefrom in accordance with the Transaction Documents, all applicable statements set forth in Section 2.4 are true and correct in all material respects and that all conditions precedent to the Advance set forth in Section 7.3 of the Receivables Financing Agreement have been satisfied.

        The Borrower agrees that if prior to the time of the Advance requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Agent. Except to the extent, if any, that prior to the time of the

Advance requested hereby the Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Advance as if then made.

        The Borrower has caused this Advance Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly authorized officer this _____ day of ______, 20__.

                             DRIVE BOS LP
                             By:  Drive BOS GP LLC, its general partner


                             By:
                                  ------------------------------
                                 Name:
                                 Title:

Wire Instructions:
-----------------
-----------
ABA ____________
Account Name:
Account Number:
For further credit to account
Ref:

                                                                       EXHIBIT B

                                      NOTE

        THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF BY THE OWNER HEREOF UNLESS SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE ACT AND SUCH STATE LAWS, AND WILL NOT BE A "PROHIBITED TRANSACTION" UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"). BY ACCEPTANCE OF THIS NOTE, THE HOLDER AGREES TO BE BOUND BY ALL THE TERMS OF THE RECEIVABLES FINANCING AGREEMENT.

$______________                                               _________ __, 2000

        FOR VALUE RECEIVED, the undersigned, DRIVE BOS LP, a Delaware limited partnership (the "Borrower"), promises to pay to the order of _______________________________, on the Facility Termination Date the principal sum of _________________________ _______ ($___________) or, if less, the aggregate unpaid principal amount of all Advances shown on the schedule attached hereto (and any continuation thereof) and/or in the records of Agent made by the Investors pursuant to that certain Receivables Financing Agreement, dated as of _________ __, 2000 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Receivables Financing Agreement"), among the Borrower, Drive Financial Services LP, Wells Fargo Bank Minnesota, National Association, the Lenders parties thereto and IFA Incorporated, as Agent and Collateral Agent. Unless otherwise defined, capitalized terms used herein have the meanings provided in the Receivables Financing Agreement.

        The Borrower also promises to pay Interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Receivables Financing Agreement.

        Payments of both principal and Interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Agent pursuant to the Receivables Financing Agreement.

        This Note is the Note referred to in, and evidences indebtedness incurred under, the Receivables Financing Agreement, and the holder hereof is entitled to the benefits of the Receivables Financing Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the indebtedness evidenced by this Note and on which such indebtedness may be declared to be immediately due and payable.

        All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

        As provided in the Receivables Financing Agreement and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency of the Agent in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

        The Notes are issuable only in registered form without coupons in minimum denominations of $100,000. As provided in the Agreement and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the holder surrendering the same.

        No service charge shall be made for any such registration of transfer or exchange, but the Borrower may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Borrower, and any agent of the Borrower, the Agent or the Collateral Agent may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note may be overdue, and neither the Borrower nor any such agent shall be affected by notice to the contrary.

        The holder hereof hereby agrees, and any assignee of such holder, by accepting such assignment, shall be deemed to have agreed, that it will not institute against the Borrower, or join any other Person in instituting against the Borrower, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Insolvency Event) so long as any Advances or other amounts due from the Borrower hereunder shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Advances or other amounts shall be outstanding. The foregoing shall not limit such Person's right to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted by any Person other than such Person. The agreement set forth in this paragraph shall survive payment of this Note.

        THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.

                                       DRIVE BOS LP
                                       By: Drive BOS GP LLC, its general partner
                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                Personally appeared before me ________________________ [name of notary], in _____________________[county], ____________________ [state], the above-named _______________________ [name of person executing], known or proved to me to be the same person who executed the foregoing instrument and to be the
_______________________ [title] of [     ] and acknowledged to me that he
executed the same as his free act and deed and the free act and deed of [     ].


                Subscribed and sworn before me this ____ day of _________, 2000.



                                           NOTARY PUBLIC
                                           COUNTY OF __________________
                                           STATE OF ___________________
                                           My commission expires the ____ day of
                                           ____________, 2000.

                             Form of Assignment Form
                                 ASSIGNMENT FORM

        If you the holder want to assign this Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to:


                  (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ___________________________, agent to transfer this Note on the books of the Borrower. The agent may substitute another to act for him.

Dated:                                Signed:
       --------------------------             ----------------------------------

                                            (sign exactly as the name appears on
                                            the other side of this Note)

Signature Guarantee ____________________________________________________________
Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Note.


--------------------------------------------------------------------------------
Schedule attached to Note Dated _________ __, 2000 of [      ]
payable to the order of ______________________________________

--------------------------------------------------------------------------------
        Date of                 Amount of                Amount of
        Advance                  Advance                 Repayment
        -------                  -------                 ---------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule attached to Note Dated _________ __, 2000 of [           ]
payable to the order of ______________________________________

--------------------------------------------------------------------------------
        Date of                 Amount of                Amount of
        Advance                  Advance                 Repayment
        -------                  -------                 ---------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       EXHIBIT C

                    REPRESENTATIONS AND WARRANTIES OF SELLER
                           WITH RESPECT TO RECEIVABLES

                1. Contract Origination Date. Each Receivable has a contract origination date on or before the applicable Cutoff Date.

                2. Term of Receivables. Each Receivable has an original term of at least 18 months and not more than 72 months and had a remaining term as of the Cutoff Date relating to such Receivable of at least 12 months and not more than 72 months.

                3. Characteristics of Receivables. (A) Each Receivable (1) is denominated in U.S. dollars and has been originated in the United States of America by Drive or by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business in each case in accordance in all material respects with Drive's credit approval guidelines, and, to the best knowledge of Borrower, such Dealer had all necessary licenses and permits to originate Receivables in the state where such Dealer was located, (2) was fully and properly executed by the parties thereto, (3) if originated by a Dealer, was purchased by Drive from such Dealer under an existing Dealer Agreement and Dealer Assignment and was purchased by the Borrower from Drive pursuant to the Receivables Purchase Agreement, (4) contains customary and enforceable provisions such that the rights and remedies of the holder or assignee thereof shall be adequate for realization against the collateral of the benefits of the security, (5) provides for level monthly payments that fully amortize the Amount Financed over the original term (except for the last payment, which may be greater or smaller than the level payment), provided payments are made on the applicable due dates, (6) as of the Cutoff Date with respect thereto, has an Annual Percentage Rate of not less than 12.5%, (7) provides for, if such contract is prepaid, a prepayment that fully pays the Principal Balance and accrued interest at the Annual Percentage Rate and (8) is a Simple Interest Receivable or a Pre-Computed Receivable; and (B) as of the Cutoff Date with respect thereto, no Receivable is a Liquidated Receivable or a Defaulted Receivable.

                4. Principal Balance; Scheduled Payments. Each Receivable has an outstanding principal balance as of the applicable Cutoff Date, of not less than $1,000 and not more than $40,000.

                5. Characteristics of Obligors. No Obligor on any Receivable (A) is the subject of any federal, state or other bankruptcy, insolvency or similar proceeding pending on the date of application that is not discharged, (B) is currently the subject of a judgment in favor of Drive, and (C) has had its related Financed Vehicle repossessed (or subject to repossession).

                6. Location of Receivable Files. There exists a complete Receivable File with respect to each Receivable that will have been delivered to the Custodian on or prior to the Initial Advance Date with respect to the Initial Receivables and on or prior to the applicable Subsequent Purchase Date with respect to Subsequent Receivables and any exceptions set forth in the Custodian's certificate will be corrected within 30 days.

                7. Schedule of Receivables. The information with respect to each Receivable set forth in the Schedule of Receivables has been produced from the Electronic Ledger and is true and correct in all material respects as of the close of business on each Cutoff Date.

                8. Adverse Selection. No selection procedures having a material adverse effect on any of the Secured Parties have been utilized in selecting any Receivable from those receivables owned by Drive that met the selection criteria contained in this Agreement. No advances or extensions were made to qualify any Receivable under the eligibility criteria set forth in this Exhibit C.

                9. Compliance with Law. No Receivable nor the sale of the related Financed Vehicle, at the time the related Receivable was originated or made, contravened in any material respect, and, at the date of transfer thereof contravenes in any material respect, any requirements of applicable federal, state and local laws, and regulations thereunder including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the Soldiers' and Sailors' Civil Relief Act of 1940, each applicable state Motor Vehicle Retail Installment Sales Act, and state adaptations of the National Consumer Act and of the

                Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws.

                10. No Government Obligor. None of the Receivables is due from the United States of America or any state or from any other Official Body.

                11. Security Interest in Financed Vehicle. Each Receivable has created, or will create when all required procedures are completed by the Servicer, a valid, subsisting and enforceable first priority perfected security interest in the related Financed Vehicle in favor of Drive as secured party, and such security interest is, or will be upon the completion of all required procedures by the Servicer, prior to all other liens upon and security interests in such Financed Vehicle that now exist or may hereafter arise or be created (except, as to priority, for any tax liens or mechanics' liens that may arise after the applicable Purchase Date).

                12. Binding Obligation; Receivables in Force. Each Receivable is a binding obligation of its related Obligor and no Receivable has been satisfied, subordinated or rescinded, nor has any Financed Vehicle been released from the lien granted by the related Receivable in whole or in part.

                13. No Amendments. No Receivable has been amended, altered or modified; no provision of any Receivable has been waived, other than any provisions requiring vendor single interest insurance or late payment fees and those waivers, alterations or modifications specifically permitted pursuant to Section 8.2 of this Agreement. No Receivable has been modified as a result of application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

                14. No Defenses. No right of rescission, setoff, counterclaim or defense exists with respect to any Receivable. The operation of the terms of any Receivable or the exercise of any right thereunder will not render such Receivable unenforceable in whole or in part or subject to any such right of rescission, setoff, counterclaim or defense.

                15. No Liens. There are no liens or claims existing or that have been filed for work, labor, storage or materials relating to any of the related Financed Vehicles that are liens prior to the security interest in the related Financed Vehicles granted by the related Receivables.

                16. No Fraud or Misrepresentation. Each Receivable was originated by a Dealer and was sold by the Dealer to Drive without fraud or misrepresentation on the part of such Dealer in either case.

                17. No Default; Repossession. Except for payment delinquencies continuing for a period of less than 31 days as of the applicable Cutoff Date, no default, breach, violation or event permitting acceleration under the terms of any Receivable has occurred; no continuing condition that with notice or the lapse of time would constitute a default, breach, violation, or event permitting acceleration under the terms of any Receivable has arisen; the Borrower shall not waive and has not waived any of the foregoing; and no related Financed Vehicle has been repossessed.

                18. Insurance; Other. Drive, in accordance with its customary procedures, has determined (A) that each Obligor, at the time of origination, had obtained or agreed to obtain insurance covering the Financed Vehicle as of the execution of the Receivable insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage (i) in an amount at least equal to the lesser of (x) its maximum insurable value or (y) the principal amount due from the Obligor under the related Receivable and (ii) naming Drive as loss payee, (B) each Receivable that finances the cost of premiums for credit life and accident or health insurance is covered by an insurance policy and certificate of insurance naming Drive as creditor under each such insurance policy and certificate of insurance, and (C) as to each Receivable that includes financing for the cost of a service contract, the respective Financed Vehicle that secures the Receivable is covered by a service contract. No Receivable has force-placed insurance.

                19. Title. No Receivable has been sold, transferred, assigned or pledged by Drive to any Person other than the Borrower or any such pledge that has been released on or prior to the Initial Advance Date with respect to the Initial Receivables or the applicable Subsequent Purchase Date with respect to the Subsequent Receivables. The Borrower has good and marketable title to each Receivable, and is the sole owner thereof, free and clear of all Liens, and the transfer to the Borrower has been perfected under the UCC. No Dealer has a participation in, or other right to receive, proceeds of any Receivable. The Borrower has not taken any action to convey any right to any Person that would result in such Person having a right to payments received under the related Insurance Policies or the related Dealer Agreements or Dealer Assignments or to payments due under such Receivables.

                20. Marking of Receivables. On the Initial Advance Date and each Subsequent Purchase Date, Drive or the Borrower will have caused the portions of the Electronic Ledger relating to the Receivables to be clearly and unambiguously marked to show that the Receivables have been sold by Drive to the Borrower in accordance with the terms of the Receivables Purchase Agreement and pledged to the Collateral Agent under the Security Agreement.

                21. Computer Tape. The Computer Tape made available by the Borrower to the Collateral Agent on the Initial Advance Date was complete and accurate in all material respects as of the Initial Cutoff Date and includes a description of the same Receivables that are described in the Schedule of Receivables.

                22. Lawful Assignment. No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, contribution, transfer and assignment of such Receivable under this Agreement shall be unlawful, void or voidable. The Borrower has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of the Receivables.

                23. All Filings Made. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the Collateral Agent a first priority perfected ownership interest in the Receivables have been made.

                24. One Original. There is only one original executed copy of each Receivable.

                25. Valid and Binding Obligation of Obligor. Each Receivable is the legal, valid and binding obligation of the Obligor thereunder and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally; all parties to such contract had full legal capacity to execute and deliver such contract and all other documents related thereto and to grant the security interest purported to be granted thereby.

                26. Title Documents. (A) If any Financed Vehicle was originated in a state in which notation of security interest on the title document is required or permitted to perfect such security interest, the title document for such Financed Vehicle shows, or if a new or replacement title document is being applied for with respect to such Financed Vehicle, the title document will be received within [180] days and will show, Drive named as the original secured party under the related Receivables as the Holder of a first priority security interest in such Financed Vehicle, and (B) if any Financed Vehicle was originated in a state in which the filing of a financing statement under the UCC is required to perfect a security interest in motor vehicles, such filings or recordings have been duly made and show Drive named as the original secured party under the related Receivable, and in either case, no further action is required under the UCC or any titling statute or act to continue the perfected status of the first priority security interest in the Financed Vehicle against creditors of and transferees from the original Obligor.

                27. Chattel Paper. Each Receivable constitutes "chattel paper" under the UCC.

                28. Tax Liens. There is no Lien against the related Financed Vehicles for delinquent taxes.

                                                                       EXHIBIT D

                       FORM OF BORROWING BASE CERTIFICATE

                                                                       EXHIBIT E

                         FORM OF SERVICER'S CERTIFICATE

[TO BE PROVIDED-- TO BE IN FORM AND SUBSTANCE SATISFACTORY TO THE AGENT AND
DRIVE]



                                      -7-